Schroder Mutual Funds

October 31, 2002        Annual Report


Schroder                Schroder Emerging Markets Fund
Capital Funds           Schroder International Fund
(Delaware)              Schroder Ultra Fund
                        Schroder U.S. Large Cap Equity Fund
                        Schroder U.S. Opportunities Fund





Schroder                Schroder MidCap Value Fund
Series Trust            Schroder Small Capitalization Value Fund


[LOGO OMITTED] Schroders

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SCHRODER MUTUAL FUNDS
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                                                               December 13, 2002
Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the twelve-month period ended October 31, 2002. This report includes comments from portfolio managers, schedules of investments and other relevant information regarding the Schroder Mutual Funds. We encourage you to read the report and we thank you for making Schroders part of your investment program.

It has been over a quarter of a century since the stock market has experienced the volatility seen in the last twelve months. Should domestic markets end 2002 on a losing note, it will mark the third consecutive year they have done so, something that last happened early in World War II. Although the terrorist attacks of last year did cause substantial turmoil, the recent volatility appears to reflect a weak, uncertain and uneven recovery. As events unfolded throughout the course of the fiscal year, from the aftermath of the attacks, to the corporate accounting scandals and the possibility of war with Iraq, the worldwide equity markets both plunged at times and surged at others.

On the upside, earnings visibility is becoming much clearer and in turn appears to be helping to restore investor confidence. As companies now revise estimates to more realistic levels, they are better able to manage expectations. However, some growth projections remain vulnerable and will require the benefit of the doubt for the next few months. In the U.S., the recently enacted Sarbanes-Oxley Act of 2002, which among other things requires CEOs and CFOs to attest to the accuracy of their financial statements, should prove to be an important step in maintaining investor confidence going forward.

In our view, in order for a sustained recovery to take place in the U.S., the corporate sector will need to start increasing its investment in capital goods and consumers will need to spend more money. Thus far, consumers have refused to panic, however, it may take some time for companies to digest the excess capital investment made during the bubble.

The economic situation is basically the same worldwide. International markets were fragile during the fiscal year and we expect them to remain so in the short-term. While central banks continue to implement monetary and fiscal stimulus, the overall demand for goods - both domestically and globally - remains weak. The outcome of existing political tensions, in particular on the Indian sub-continent and in the Middle East, will also play a large part in any worldwide recovery.

Emerging markets continue to outperform developed markets due in part to the lower valuations available and higher returns on equity. As concerns about global growth continue, we anticipate that emerging markets will continue their strong relative performance.

Once again, this volatility calls for investors to take a long-term look at their portfolios and manage their risk through diversification. Financial markets historically go through up and down cycles. Broad diversification should greatly reduce a portfolio's vulnerability to any single decline.

                                                   Sincerely,

                                                   /s/ Catherine A. Mazza

                                                   Catherine A. Mazza
                                                   President

THE VIEWS EXPRESSED IN THE FOLLOWING REPORT WERE THOSE OF EACH RESPECTIVE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANGER ON THE DATE THIS ANNUAL REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2002.




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SCHRODER EMERGING MARKETS FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 15, 2002)


PERFORMANCE

Schroder Emerging Markets Fund had a total return of 4.27% for the twelve months ended October 31, 2002. Its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index, had a total return of 8.45% for the same period.

The Fund's overweight (versus the benchmark) position in the technology sectors of Korea, Israel and Taiwan as well as the South African materials sector and Turkish financial stocks all had a negative impact on relative investment performance. Although selected technology stocks were poor performers in the countries noted, decisions to overweight Korea and underweight Taiwan at the country level helped to partially offset the impact of these individual securities. In the Korean market, growth was supported by strong domestic demand, while in Taiwan, the overall technology sector experienced weaker than expected demand. The Fund benefited from an overweight position in Russia, which was supported by strong oil prices, continued reform and the government's stable fiscal position.

MARKET BACKGROUND

During the fiscal year, Asian equity markets benefited from Korea's strong performance. At the start of the period the country's technology sector, especially semiconductor stocks, fueled much of the positive returns. The Korean economy also showed signs of positive growth expectations and solid domestic consumption. However, toward the end of the period the relative strength of the Korean currency, higher oil prices and concerns about credit quality in its financial institutions all negatively impacted the Korean stock market. Taiwan also benefited from the technology sector rally, but as the fiscal year progressed and it became evident that the demand for personal computers would not pick up, Taiwanese semiconductor companies fell sharply. Religious issues, including tensions with Pakistan, and concerns that the monsoon in 2002 would have widespread impact, adversely affected the Indian market. However, the Indian economy proved relatively defensive in the global economic slowdown due to the strong demand which supported the performance of its software services sector.

Latin America was the weakest emerging market region led down by declines in Brazil. When Luiz Inacio Lula da Silva, the opposition candidate in Brazil's October 2002 presidential election became the frontrunner, the Brazilian equity market and currency fell and debt spreads rose leading to concerns that the nation would default on its debt obligations. However, President-elect Lula promised to maintain fiscal austerity, lower inflation and keep the country's existing contract with the International Monetary Fund (IMF). Toward the end of the period, markets have reacted positively. Performance in Mexico was largely in line with the U.S., meaning a stronger start than finish to the fiscal year. A number of factors caused the Mexican economy to stall, including a deterioration in the overall global outlook, worldwide declines in equity valuations, particularly in the telecommunications, media and consumer sectors, a domestic slowdown and continued delays in passing a fiscal reform bill. Argentinean markets fell sharply at the end of 2001 following an economic and political crisis. This caused the IMF to withdraw support and forced Argentina to end its currency peg with the U.S. dollar. The situation stabilized as the Argentinean economy bottomed and an agreement was reached to hold elections early in 2003. However, there has been little progress on critical reforms or on the timing of a new agreement with the IMF.

The European, Middle Eastern and African region (EMEA) benefited from Russia's strong performance, where that country's energy stocks rose in-line with global oil prices. Also, the Russian government's progress on reform and its buying back bonds to reduce debt burden increased investor confidence. Performance in Turkey was typically volatile. There, the market rose sharply in the fourth quarter of 2001 following further assistance from the IMF. However, an increase in internal political tension and the threat of U.S. military action in the Middle East led to subsequent weakness. Recently, the Turkish market rose significantly as a result of the November 2002 elections. In South Africa weakness early in the period was mainly due to the sharp slide in the currency. The South African market was also affected by declines in the mining sector, which fell based on concerns about a proposed mining bill that would bring greater assets of mining companies under the control of black empowerment groups. Continued high inflation figures and a weakening growth outlook also negatively impacted the South African economy.




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SCHRODER EMERGING MARKETS FUND
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PORTFOLIO REVIEW

In Asia, the Fund remained overweight versus the benchmark in Korea but began reducing its position in part by selling SAMSUNG ELECTRONICS following that company's strong performance. While the overall Korean market performed well toward the end of the period, economic data suggests that the near-term outlook is less positive. However, we believe that the case for investment in Korea remains robust as the country has a healthy fiscal surplus, there is room for interest rates to fall and the government can stimulate fiscal policy. At the end of the fiscal year, the Fund was overweight in India after purchasing software services stocks INFOSYS TECHNOLOGIES and SATYAM COMPUTER SERVICES, both of which are believed to have the potential to show strong earnings growth given the current trends towards outsourcing in the global technology sector. The Fund also increased its holdings in China/Hong Kong including CNOOC, which is at an attractive valuation versus the global energy and petroleum sector and DENWAY MOTORS, which is benefiting from strong sales growth. While the Fund remained underweight, exposure to China/Hong Kong may be increased as we anticipate that the economy will show strong GDP growth next year and is relatively insulated from the weakness in global growth.

Within Latin America, the Fund moved to an underweight position in Brazil during the period due to increased risk aversion and concerns over the October 2002 elections. Despite strong post-election market performance, we will continue to have a cautious outlook on this market until the new government can be judged on its efforts to bring the country's large debt position under control. The Fund maintained its overweight position in Mexico throughout the period, as many Mexican companies have strong balance sheets and robust earnings growth. Unfortunately, reform has stalled prior to the 2003 elections and economic growth in Mexico will remain dependent on a U.S. recovery.

In EMEA, the Fund increased its holdings in Turkey during the period, due to progress on reform, further support from the IMF and positive macroeconomic data. To take advantage of the anticipated post-election market upturn, the Fund remained overweight in Turkey. The Fund sold Russian oil sector holdings following strong performance in the second quarter of 2002 and the Fund may reduce its holdings even further. Thus far, proceeds were used to purchase Russian stocks including mobile phone companies and utilities. Fund exposure to South Africa remained underweight throughout the period as the weak economy faced low growth prospects and inflationary concerns.

OUTLOOK

Emerging markets have outperformed developed markets for the last three years. This was driven by the lower valuations available in emerging markets, higher return on equity ratios and a rise in the economic and market volatility of developed markets. We expect these factors to continue to drive a long-cycle upswing in emerging markets' relative performance. In recent months, concerns over global growth and an increased feeling of risk aversion hurt emerging markets' absolute returns. However, we expect these drags on performance to diminish over the next twelve months. As a result, the Fund is substantially invested with a moderate growth and quality bias. The Fund also remains attracted to those companies that show an ability to grow in a weak global environment and/or are generating cash flow that is being put to efficient use.


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SCHRODER EMERGING MARKETS FUND
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[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                 EMERGING MARKETS FUND VS. MORGAN STANLEY MSCI
                          EMERGING MARKETS FREE INDEX.

            Schroder Emerging          Morgan Stanley MSCI
              Markets Fund          Emerging Markets Free Index
10/97            10,000                     10,000
10/98             7,360                      6,901
10/99            12,232                      9,981
10/00            10,999                      9,102
10/01             7,853                      6,966
10/02             8,178                      7,540

The MSCI EMF Index is an unmanaged market capitalization index of companies representative of the market structure of 25 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent MSCI EMF Index (ex-Malaysia).

PERFORMANCE INFORMATION
                                                         One Year Ended     Five Years Ended     Inception to
                                                        October 31, 2002    October 31, 2002   October 31, 2002
                                                        ----------------   -----------------   ----------------
Schroder Emerging Markets Fund -- Investor Shares .....      4.27%             -3.94%(a)          -3.94%(b)

(a)  Average annual total return.
(b)  Average annual total return from commencement of Fund operations (October 31, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                  TOP 5 HOLDINGS*
Security                              % of Net Assets
------------------------------------------------------

Samsung Electronics                          9.4%
Telefonos De Mexico                          3.6
Kookmin Bank                                 3.4
Taiwan Semiconductor Manufacturing           3.1
SK Telecom                                   2.7


                GEOGRAPHIC ALLOCATION
------------------------------------------------------
[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

Asia/Far East                   56.9
Latin America                   18.4
Europe                          12.2
Africa                          10.4
Mid-East                         1.0
Short-Term Investments
  and Other Net Assets           1.1

*INCLUDES VALUE OF EQUITY-LINKED WARRANTS
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SCHRODER INTERNATIONAL FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 15, 2002)


PERFORMANCE

For the twelve-month period ended October 31, 2002, Schroder International Fund had a total return of -17.20%. The Fund's benchmark, the Morgan Stanley Capital International EAFE Index, had a total return of -13.12%.

Stock selection detracted from the Fund's performance during the period, particularly among financial and industrial companies. For example, ALLIANZ, the German insurance company, performed poorly due to both the increasing concern over insurance companies' solvency levels and slow recovery at its Dresdner Bank unit. BOMBARDIER, a Canadian transportation equipment manufacturer, was also a drag on the Fund's performance as the outlook for the airline industry remained uncertain. However, several of the Fund's holdings helped performance including the Swedish company ELECTROLUX, which experienced strong demand for its goods and the French automaker RENAULT, given growing confidence in the company's earnings outlook.

The Fund's underweight position in the consumer staples and utility sectors and overweight positions in telecommunications and technology sectors also hindered performance versus the benchmark. Country weightings in the Pacific ex-Japan and continental European regions negatively impacted Fund performance as well, although currency hedging added value during the period.

MARKET BACKGROUND

International equity markets rallied at the end of 2001. This was in response to worldwide interest rate cuts following the September 11 terrorist attacks and an anticipated fiscal easing in the U.S. needed to finance the war against terrorism. It was widely hoped that these measures would combine to revive the global economy following a protracted period of slowing economic growth.

The rally proved short-lived and despite evidence of an improvement in the economic environment, international equity markets fell early in 2002. High-profile corporate collapses including Enron and WorldCom shook investors' confidence. As the year progressed, tensions between India and Pakistan rose, military action in Iraq appeared likely and the global demand for goods looked uncertain. These factors helped cause great volatility and pushed many equity markets to historic lows. Towards the end of the fiscal year, international equities rebounded somewhat in anticipation of further interest rate cuts and as corporations began reporting better-than-expected results.

Continental European equity markets were weak in the fiscal year as a whole. In many major markets, domestic consumption remained lackluster, which led to an increased reliance on already poor external demand. With the global economic outlook uncertain and the combined currency strengthening, growth expectations for the Euro zone were lowered. The European Central Bank's (ECB) focus on uniform conditions in setting fiscal and monetary policy hampered some of the region's larger economies, most notably Germany, although more recently the ECB appears more willing to cut interest rates. The U.K. outperformed continental Europe in the twelve-month period, benefiting from the more defensive skew of the equity market and relatively favorable monetary and fiscal conditions.

Overall, Japanese equities performed poorly during the period. The market was slow to join in the rally at the end of 2001, but rebounded early in 2002 in response to government stimulus and signs of export-driven economic recovery. More recently, weaker economic data and concerns over the Japanese government's plans to tackle bad banking sector loans resulted in some sharp market declines. The Pacific ex-Japan region saw strong returns from Australia and New Zealand during the fiscal year. Economic growth in both these markets remained robust as a result of their relatively insulated status and strong domestic demand.

Given that the prevailing mood for most of the fiscal year was one of uncertainty and risk aversion, defensive sectors tended to produce the strongest relative performance. The cyclically sensitive materials sector benefited early in 2002 from signs of an improvement in global growth, while resilient consumer spending in the U.S. and the U.K. underpinned gains in some consumer discretionary industries, such as automobiles. In contrast, the telecommunications and technology sectors performed poorly during the period as a result of lower business investment and questions about the level of demand.




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                                        5
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SCHRODER INTERNATIONAL FUND
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PORTFOLIO REVIEW

In an environment of heightened risk aversion, stocks of many high quality companies with attractive medium-term growth prospects became cheap, reflecting unduly depressed expectations of their future growth. The Fund favored such companies, with an emphasis on those whose near-term earnings are expected to be high. As a result, the Fund retained overweight positions in the consumer discretionary, telecommunications, industrials and technology sectors. We believe that valuations in these areas tend to reflect near-term concerns and imply growth expectations considerably below likely GDP. The Fund's underweight position in the financials sector was reduced during the period due to the addition of several attractively valued U.K. retail banks and insurance companies. The Fund's overweight position in the materials sector was reduced following strong performance.

The Fund's weighting in continental Europe was increased during the fiscal year and ended the period modestly overweight. Restructuring potential in many companies is high and we believe the Fund is positioned to benefit from these trends. Although the sluggish growth in Germany captured many recent headlines, other European economies are stronger. We anticipate that investors' attention will turn to the recovery potential of the Euro zone as a whole next year, which, together with attractive valuations relative to the U.K. and the U.S., may lead to stronger performance.

Fund exposure to emerging markets, including Korea, Mexico and Taiwan, was initiated in the period. Given their outperformance during the fiscal year, the valuation gap between emerging market companies and developed ones has diminished. However, on a historical basis, many emerging market companies with strong franchises still appear inexpensive and earnings growth potential remains high.

The Fund remained underweight in Japan. This was in view of the continued lack of government-led action to address structural problems and weaker economic data, notably slowing exports. Nevertheless, a growing number of individual companies, including some held by the Fund, are genuinely restructuring which should boost returns on capital over time. The Fund's yen hedge was moderated to reflect some lessening of the risk of yen weakness against the U.S. dollar given the scale of the U.S. current account deficit and the likelihood of more balanced global growth next year.

OUTLOOK

We believe that the recent gains in international equity markets are encouraging, although it is not yet clear whether they constitute a sustained turnaround. There are signs that investors are becoming more discriminating, but confidence is likely to remain fragile in the midst of near-term economic uncertainty. We believe that the Fund is exposed to high quality companies with strong balance sheets, cost cutting ability and some pricing power that appear undervalued and able to weather a period of uncertainty.




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                                        6

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SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                 INTERNATIONAL FUND VS. MORGAN STANLEY CAPITAL
                        INTERNATIONAL (MSCI) EAFE INDEX.

                     Schroder
                  International            (MSCI)
                      Fund               EAFE Index
10/92                10,000                10,000
10/93                13,554                13,745
10/94                15,465                15,133
10/95                15,739                15,079
10/96                17,288                16,659
10/97                18,728                17,430
10/98                19,443                19,111
10/99                23,685                23,512
10/00                25,585                22,830
10/01                19,199                17,138
10/02                15,897                14,874

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION
                                                        One Year Ended    Five Years Ended    Ten Years Ended
                                                       October 31, 2002   October 31, 2002   October 31, 2002
                                                      -----------------   ----------------   -----------------
Schroder International Fund -- Investor Shares .......     -17.20%             -3.23%(a)           4.74%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
Security                              % of Net Assets
------------------------------------------------------

Vodafone Group                               3.6%
British Petroleum                            2.9
HBOS                                         2.5
Roche Holding                                2.3
Total Fina Elf                               2.0

                 GEOGRAPHIC ALLOCATION
------------------------------------------------------

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

Continental Europe      43.1
U.K.                    23.8
Japan                   17.5
Pacific ex-Japan         5.7
Emerging Markets         5.5
Short-Term Investment
  and Other Net Assets   4.4


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                                        7

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SCHRODER ULTRA FUND
-------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 9, 2002)


PERFORMANCE

Schroder Ultra Fund had a total return of 25.15% for the twelve months ended October 31, 2002. This compares to the benchmark Russell 2000 Index return of -11.57% for the same period.

As in prior periods, the Fund continued its approach of opportunistic investing, focusing on underfollowed companies across all industries. The Fund also continued to hedge its exposure to a declining market using options, cash and short positions.

MARKET BACKGROUND

The twelve months under review was a difficult one for U.S. equity markets. While the rally after the September 11 terrorist attacks lasted through the start of the fiscal year, the corporate scandals, earnings disappointments and fears over war and terrorism that followed caused sharp declines, notably in late August and late October of 2002.

The technology and telecommunications sectors continued to be two of the hardest hit as earnings estimates were lowered and price earnings multiples contracted. Both the utilities and health care sectors were also negatively impacted. Within utilities, much of the decline was a result of the sector's concentration in energy trading companies, which fell in the wake of Enron's bankruptcy. The bursting of the biotech bubble and concerns over what impact a growing federal deficit would have on Medicare and Medicaid reimbursement were responsible for much of the drop in health care stocks.

Overall, smaller companies outperformed large companies during the fiscal year, with the Russell 2000 Index returning -11.57% while the S&P 500 Index returned -15.11%.

PORTFOLIO REVIEW

During the twelve-month period, the Fund continued to focus on investing in undervalued companies with strong earnings growth prospects. Many of these companies were tied to the consumer, where a stay-at-home trend helped crafts retailers such as JO-ANN STORES. Similarly, an acquisition helped the Fund's holding in TRACTOR SUPPLY, while strong internal earnings growth attracted investors to retailers TUESDAY MORNING and HOLLYWOOD ENTERTAINMENT.

As always the Fund looked for underfollowed opportunities across a variety of sectors. During the fiscal year, the Fund's investments in can maker SILGAN HOLDINGS, siding manufacturer ASSOCIATED MATERIALS, industrial products company ACTUANT and recreational vehicle producer THOR INDUSTRIES all contributed to performance. These companies had little Wall Street coverage.

While many holdings were positive contributors over the course of the year, not all were. The health care sector was a significant detractor to the Fund's performance. In particular, the disappointing earnings reported this past summer by FIRST HORIZON PHARMACEUTICALS, HEALTHSOUTH and D&K WHOLESALE DRUGS caused each stock to fall by more than 50%.

OUTLOOK

Many opportunities remain within the smaller companies investment universe. As brokerage firms cut their research staffs, coverage of smaller companies, which have less trading volume and investment banking business, is normally the first to be eliminated. This could increase the likelihood of finding undervalued companies offering superior earnings growth.

The current economic and geopolitical concerns are expected to weigh on the market over the next several months causing investors continued uncertainty. However, we believe that the combination of corporate restructurings and low interest rates increases the potential for an earnings-driven market rebound. As always, stock selection will be critical.

A SPECIAL NOTE

As recently announced, Ira Unschuld, who has been managing the Fund since its inception, is leaving Schroders at the end of the year. Effective January 1, 2003, Jenny B. Jones will replace Mr. Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. Formerly, Ms. Jones was employed as a portfolio manager at Morgan Stanley Investment Advisors Inc. Ms. Jones has more than 20 years of experience in the investment management industry.


================================================================================

-------------------------------------------------------------------------------
SCHRODER ULTRA FUND
-------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER ULTRA FUND
                            VS. RUSSELL 2000 INDEX.

           Schroder Ultra Fund           Russell 2000 Index
10/15/97           10,000                       10,000
10/97              10,260                        9,371
10/98              15,276                        8,262
10/99              29,161                        9,490
10/00              74,185                       11,142
10/01             137,790                        9,727
10/02             172,445                        8,602

The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION
                                            One Year Ended    Five Years Ended     Inception to
                                           October 31, 2002   October 31, 2002   October 31, 2002
                                          ------------------ ------------------ ------------------
Schroder Ultra Fund -- Investor Shares ...      25.15%            75.83%(a)          75.88%(b)

(a)  Average annual total return.

(b) Average annual total return from commencement of Fund operations (October 15, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                       TOP 5 HOLDINGS
Security                              % of Net Assets
--------------------------------------------------------------------------------

Big 5 Sporting Goods                         2.3%
Hanger Orthopedic Group                      2.0
VCA Antech                                   2.0
Hancock Fabrics                              2.0
Dollar Tree Stores                           2.0

                        TOP 5 SECTORS
Sector                                % of Net Assets
--------------------------------------------------------------------------------

Consumer Discretionary                      19.9%
Technology                                   6.1
Transportation                               4.6
Health Care                                  4.4
Business Services                            3.4




================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 15, 2002)


PERFORMANCE

Total return for Schroder U.S. Large Cap Equity Fund for the twelve-month period ended October 31, 2002 was -22.05%. The Fund's benchmark, the S&P 500 Index, had a total return of -15.11% during the same period. Disappointing stock selection, primarily in the consumer discretionary, financial and industrial sectors, accounted for the majority of the Fund's underperformance versus the benchmark.

MARKET BACKGROUND

Unusually high levels of investor skepticism and risk aversion characterized the U.S. equity market during the fiscal year. Despite lower interest rates and accommodating fiscal stances that were adopted, the economic downturn has carried on longer than originally anticipated. Against this backdrop, the emergence of several high-profile corporate accounting and governance scandals compounded market uncertainty. The combination of limited near-term profits in many industries and increased concerns over the fundamental integrity of corporate America resulted in extreme market volatility particularly during July. The reactive nature of U.S. markets to daily news during the month caused many companies' valuations to ignore their long-term fundamentals and earning power. The Sarbanes-Oxley Act of 2002, which requires CEOs and CFOs to take responsibility and sign-off on their firm's financial statements should help to boost investor confidence.

Although the U.S. economy grew moderately during the second and third quarters of calendar 2002, this was due more to resilient consumer spending than a turnaround in industrial production. Excess capacity and low utilization rates kept inflationary pressures low and very few companies had pricing power. By the end of the fiscal year, expectations for the timing and magnitude of a U.S. recovery were more modest.

In this uncertain market environment, earnings stability and visibility continued to be attractive and sought after by investors. At the sector level, this was highlighted by the strong performance of and increasing valuation premium placed on consumer staples companies. In contrast, the perceived defensive nature of the pharmaceuticals sector was undermined by the expiration of a number of patents, competitive threats from generic drugs and tighter regulatory scrutiny over new product approvals. The technology and telecommunications sectors posted disappointing results for the period due to the stagnant level of corporate capital expenditures. Utilities suffered the worst aggregate performance over the twelve-month period as the fallout from the upheaval in energy trading markets affected many power generators and distributors.

PORTFOLIO REVIEW

The Fund's media holdings detracted notably from Fund performance. Despite the relative defensiveness of its subscription-based activities, AOL TIME WARNER experienced declining advertising revenues and was forced to restate earnings in its online division. This was compounded by investor's growing impatience towards management's plan to develop meaningful post-merger synergies, especially among the broadcasting, music and internet operations. COMCAST was also volatile due to uncertainty surrounding the proposed merger with AT&T Broadband. However, this deal is now approaching formal completion and is expected to close before year-end.

Other sources of stock-specific underperformance were the Fund's holdings in JP MORGAN CHASE and TYCO INTERNATIONAL. JP Morgan suffered along with most investment banks from the depressed state of financial markets. However, the company reported higher than average corporate lending exposure to troubled telecom operators, adding to skepticism of its risk management systems. Tyco underwent a management upheaval after revelations of corruption at the senior level. This resulted in fears of over-indebtedness, insufficient cash generation and a possible liquidity crisis. The fears were recently eased by the announcement of a new CEO and CFO for the company.

The Fund's stock selection in the technology industry was particularly strong. MICROSOFT'S resilient performance underlined the extent to which market leadership and strong product offerings are prerequisites for pricing power and superior cash generation. APPLIED MATERIALS and LEXMARK INTERNATIONAL also had the flexibility and scale to consolidate their strong competitive positions within their respective areas of hardware.



================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------


In the consumer staples sector, SARA LEE took measures to radically restructure its portfolio of brands and address its financing costs. The benefits of this strategy began to pay-off as the company enjoyed re-accelerating revenue growth and higher margins, which resulted in strong relative performance. PROCTER & GAMBLE was another strong contributor to Fund performance, exceeding earnings expectations for several consecutive quarters due to a combination of brand-related pricing power and impressive cost-cutting.

Other stocks that contributed to overall Fund performance were the retailer LOWE'S, which saw strong sales growth in response to demand for home improvements and PHARMACIA, which due to its strong product profile and high-caliber research pipeline, was the target of an acquisition by PFIZER.

OUTLOOK

The U.S. market reaction to the latest round of corporate earnings reports suggests that growth expectations are reaching more realistic levels. However, the number of companies that actually cited improved visibility beyond the next few months remain lower than those that reiterated their guidance for next year. Accordingly, we believe that some company growth projections will remain vulnerable to further disappointment or will require the benefit of the doubt for the next few months.

In this environment it is anticipated that the Fund will have a pro-cyclical tilt towards the more economically sensitive U.S. sectors. In the coming months, this exposure is expected to be gained via companies with genuine top-line growth prospects, or those that have scope for sustainable margin expansion.

The economic picture remains inconclusive. Corporate capital expenditure levels and capacity utilization remain low but inventories have yet to rebound from levels seen in the first half of the recent fiscal year, leaving the window open for some rebuilding potential. We believe that near-term consumer expenditure is likely to remain buoyed by proceeds from mortgage refinancing but is expected to slow as many households have already exploited this opportunity. Although demand remains subdued, we believe that confidence levels and profitability should gradually rebuild, barring any unforeseen events.




================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                U.S. LARGE CAP EQUITY FUND VS. STANDARD & Poor's
                                (S&P) 500 Index.

                          Schroder
                       U.S. Large Cap
                        Equity Fund                 S&P 500 Index
10/92                      10,000                      10,000
10/93                      11,948                      11,488
10/94                      11,707                      11,931
10/95                      13,786                      15,083
10/96                      16,467                      18,714
10/97                      20,829                      24,722
10/98                      22,677                      30,161
10/99                      29,695                      37,903
10/00                      35,257                      40,211
10/01                      25,286                      30,198
10/02                      19,711                      25,635

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                    One Year Ended     Five Years Ended    Ten Years Ended
                                   October 31, 2002    October 31, 2002   October 31, 2002
                                  ------------------  ------------------  ------------------
Schroder U.S. Large Cap
Equity Fund -- Investor Shares ...      -22.05%             -1.10%(a)           7.02%(a)

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                   TOP 5 HOLDINGS
Security                              % of Net Assets
--------------------------------------------------------------------------------

Microsoft                                    6.8%
Citigroup                                    4.4
Exxon Mobil                                  4.2
General Electric                             3.7
Wyeth                                        3.5

                    TOP 5 SECTORS
Sector                                % of Net Assets
--------------------------------------------------------------------------------

Financial Services                          19.9%
Health Care                                 16.9
Capital Goods                               11.3
Consumer Staples                             8.6
Computer Software                            8.6




================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 9, 2002)


PERFORMANCE

For the twelve months ended October 31, 2002, the total return of Schroder U.S. Opportunities Fund was -9.91%. The Fund's benchmark, the Russell 2000 Index, had a total return of -11.57% for the same period.

The Fund's stock selection in the health care sector and overweight position versus the benchmark in the consumer discretionary sector helped contribute to the overperformance. Poor stock selection in the technology and financial sectors and an underweight position in the basic materials sector negatively impacted Fund performance for the period.

MARKET BACKGROUND

The fiscal year ending October 31, 2002 was characterized by extreme volatility in equity markets, including small capitalization stocks. As the period began, the U.S. was grappling with the aftermath of the terrorist attacks and a recession that was already underway. However, by the end of 2001, the stock market rebounded and was at pre-September 11 levels. This was partially a result of the Federal Reserve repeatedly reducing interest rates and the federal government's efforts to stimulate the economy.

With the start of 2002 came new problems and increased volatility, reflecting the overinvestment during the bubble in technology stocks rather than the possibility of new terrorist attacks. Much of the damage to the economy was apparently due to investor sentiment, which was badly shaken with the accounting scandal at Enron and compounded by subsequent revelations of poor corporate governance at WorldCom and Tyco.

U.S. small capitalization stocks continued to outperform stocks of larger companies resulting in investor profit-taking. They also experienced fallout similar to that of the overall market as investors pulled out of equity investments and in many cases remained on the sidelines - presumably until the economic environment improves.

PORTFOLIO REVIEW

An overall sense of risk aversion hurt the type of growth stocks in which the Fund invests. The biggest setback came from the technology sector, notably PEREGRINE SYSTEMS, an application software company. That firm's stock plummeted following the disclosure that it overstated revenue for the last two years. The Fund sold its position in SPX, a provider of global technical products and systems, as the stock suffered from negative rumors surrounding the firm's accounting policies.

Despite the volatility, the consumer continued to spend, benefiting select Fund investments. MICHAELS STORES, an owner and operator of specialty retail stores, saw its stock appreciate as a result of strong same-store sales reports, a spillover effect of the stay-at-home trend expressed by many individuals. During the period, the Fund added O'REILLY AUTOMOTIVE, a retailer and supplier of automotive aftermarket parts, due to its strong growth potential in an economic recovery and the overall strength of the auto market.

Select investments by the Fund within the health care sector also aided performance. COVENTRY HEALTH CARE, a managed health care company operating health plans and insurance companies, appreciated nicely as the company gained momentum throughout the fiscal year with reported corporate earnings better than expected. AMERISOURCEBERGEN, a distributor of pharmaceutical products and services, appreciated during the fiscal year, eventually reaching our target price and as a result was sold by the Fund.

OUTLOOK

While the fiscal year began with hopes of an economic recovery, it ended with fears of a possible recession. In the short-term, we expect corporate profits to remain weak and the outlook for many companies remains uncertain, as no clear picture exists as to their future prospects. Capital spending remains at depressed levels, the economic health of the U.S. is inconsistent and it is possible that the nation will go to war with Iraq. These factors combine to cause great volatility in equity markets and mixed investor sentiment. Historically, small capitalization stocks perform very well in an economic recovery, often outperforming larger companies. While it is uncertain whether the same can be said if and when this recovery materializes, the Fund will continue it's longstanding policy of investing in companies which we believe are profitable, underfollowed and misunderstood and that can offer superior earnings growth.


================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------


A SPECIAL NOTE

As recently announced, Ira Unschuld, who has been managing the Fund as the sole manager since 1998, is leaving Schroders at the end of the year. Effective January 1, 2003, Jenny B. Jones will replace Mr. Unschuld as the portfolio manager primarily responsible for making investment decisions for the Fund. Formerly, Ms. Jones was employed as a portfolio manager at Morgan Stanley Investment Advisors Inc. Ms. Jones has more than 20 years of experience in the investment management industry.

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER
                 U.S. OPPORTUNITIES FUND VS. RUSSELL 200 INDEX

                   Schroder U.S.              Russell
                 Opportunities Fund         2000 Index
8/93                 10,000                   10,000
10/93                10,990                   10,894
10/94                11,898                   10,861
10/95                15,817                   12,851
10/96                20,459                   14,985
10/97                27,083                   19,380
10/98                22,766                   17,085
10/99                24,795                   19,626
10/00                34,894                   23,042
10/01                36,048                   20,116
10/02                32,476                   17,789


The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

PERFORMANCE INFORMATION
                                                           One Year Ended     Five Years Ended      Inception to
                                                          October 31, 2002    October 31, 2002    October 31, 2002
                                                          ----------------    ----------------    ----------------
Schroder U.S. Opportunities Fund(a) -- Investor Shares         -9.91%              3.70%(b)           13.61%(c)

(a) Effective July 24, 2002, the Fund changed its name from "Schroder U.S. Smaller Companies Fund" and changed certain investment limits under its principal investment strategies. Although the Fund's portfolio manager is currently managing the Fund in a manner substantially similar to the way in which the Fund was managed prior to these changes, the performance results shown in the line graph and the table above for prior periods would not necessarily have been achieved under the Fund's current policies.

(b)  Average  annual  total  return.

(c) Average annual total return from commencement of Fund operations (August 6, 1993).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                     TOP 5 HOLDINGS
Security                              % of Net Assets
--------------------------------------------------------------------------------

Michaels Stores                              1.9%
Amphenol                                     1.9
Applebees International                      1.7
Rent-A-Center                                1.6
Ruby Tuesday                                 1.5

                     TOP 5 SECTORS
Sector                                % of Net Assets
--------------------------------------------------------------------------------

Consumer Discretionary                      19.9%
Health Care                                 12.9
Business Services                            9.5
Technology                                   8.7
Capital Goods                                5.6
================================================================================

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 15, 2002)


PERFORMANCE

Schroder MidCap Value Fund's total return for the twelve months ended October 31, 2002 was -5.80%. The Fund's benchmark, the Russell MidCap Index, returned -8.02% for the same period.

Market Background

The fiscal year was a challenging one for all equity investments, including large and small-cap stocks and growth and value stocks. Markets were extremely volatile and rotational. Early signs of U.S. economic recovery, spurred by interest rate reductions, were cut short by concerns over weakening demand and the quality of earnings. Heavy corporate debt loads, pension and option obligations, a continuing stream of corporate accounting and governance scandals and prospects of war combined to erode investors' confidence during the fiscal year. Many companies were also forced to revise downward their earnings estimates for the fourth quarter of 2002 and for calendar year 2003, given that economic recovery is not yet fully in sight and investors wrestle with what corporate earnings should include. Even Standard & Poor's restated S&P 500 company earnings for 2001 to reflect "core" earnings from operations absent extraordinary items. This action is expected to help clarify the price/earnings multiple, a key market valuation tool, thus framing the current valuation within historic context and hopefully rebuilding investor confidence.

PORTFOLIO REVIEW

Throughout the fiscal year, the Fund was defensively positioned in market sectors that have been less vulnerable to the volatile U.S. economy. While holdings in the consumer staples, energy and defense sectors were overweight in comparison to the benchmark, the technology and financial sectors were underweight. This strategy proved beneficial, particularly during the volatility over the summer months. Noteworthy performers in the Fund's portfolio included MCGRAW-HILL, KELLOGG, WILLIS GROUP HOLDINGS, DEVON ENERGY, BJ SERVICES, WEATHERFORD INTERNATIONAL and KEYSPAN. However, several technology and consumer cyclical holdings, such as HARRIS, CERIDIAN and SPX, performed poorly, in-line with the overall market, and were a particular detriment to Fund performance during the period.

OUTLOOK

Unfortunately, it does not appear that there will be a swift end to the bear market that characterized this twelve-month reporting period. However, the U.S. government and corporations have taken steps to address some of the concerns expressed by investors. The downward revisions of future growth estimates are bringing expectations into line. Also, the recently passed legislation requiring CEO and CFO certifications of financial statements should result in more accurate financial statement accountability. While these steps will take time to restore confidence, we believe that they should create a solid foundation from which to again generate positive, long-term equity returns.

Volatile markets, like the one seen this past fiscal year, also provide opportunities to buy attractive companies at bargain prices and the Fund is attempting to take advantage of this situation. While many investors disregard entire sectors when one company in the sector reports a "disappointment", this becomes an ideal time to add those "wish" list companies that heretofore were too expensive. Companies with solid management teams, strong long-term records in niche businesses, quality balance sheets often with ample cash reserves and little or no debt, are what tend to lead once the market has bottomed. The Fund hopes to indentify and invest in more companies that exhibit these characteristics in the months ahead.

The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is compromised of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.

The Russell MidCap Value Index measures the performance of companies in the Russell MidCap Index (the smallest 800 stocks of the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.
================================================================================

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER MIDCAP VALUE FUND VS. RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP VALUE INDEX

               Schroder            Russell              Russell
           MidCap Value Fund    MidCap Value Index    MidCap Index
8/97           10,000              10,000               10,000
10/97          10,360              10,228               10,084
10/98           9,720              10,815               10,534
10/99          10,884              11,432               12,338
10/00          13,549              12,786               15,265
10/01          12,252              12,610               12,515
10/02          11,542              12,235               11,511

PERFORMANCE INFORMATION
                                                  One Year Ended          Five Years Ended           Inception to
                                                 October 31, 2002         October 31, 2002         October 31, 2002
                                                 ----------------         ----------------         ----------------
Schroder MidCap Value Fund -- Investor Shares ...     -5.80%                  2.19%(a)                 2.77%(b)

(a)  Average annual total return.

(b) Average annual total return from commencement of Fund operations (August 1, 1997).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.


                      TOP 5 HOLDINGS
Security                              % of Net Assets
--------------------------------------------------------------------------------


Devon Energy                                 5.3%
Weatherford International                    4.3
Teradyne                                     4.2
St. Paul                                     4.1
KeySpan                                      4.1

                      TOP 5 SECTORS
Security                              % of Net Assets
--------------------------------------------------------------------------------


Technology                                  17.6%
Energy                                      13.6
Consumer Cyclicals                          12.5
Insurance                                    9.9
Capital Goods                                9.0




================================================================================

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF NOVEMBER 15, 2002)


PERFORMANCE

For  the   twelve-month   period  ended   October  31,  2002,   Schroder   Small
Capitalization Value Fund had a total return of -17.74%. The Fund's benchmark, the Russell 2000 Index, had a total return of -11.57% during the same period.

MARKET BACKGROUND

The fiscal year was a challenging one for all equity investments, including large and small cap stocks and growth and value stocks. Markets were extremely volatile and rotational. Early signs of U.S. economic recovery, spurred by interest rate reductions, were cut short by concerns over weakening demand and the quality of earnings. Heavy corporate debt loads, pension and option obligations, a continuing stream of corporate accounting and governance scandals and prospects of war combined to erode investors' confidence during the fiscal year. Many companies were also forced to revise downward their earnings estimates for the fourth quarter of 2002 and for calendar year 2003, given that economic recovery is not yet fully in sight and investors wrestle with what corporate earnings should include. Even Standard & Poor's restated S&P 500 company earnings for 2001 to reflect "core" earnings from operations absent extraordinary items. This action is expected to help clarify the price/earnings multiple, a key market valuation tool, thus framing the current valuation within historic context and hopefully rebuilding investor confidence.

PORTFOLIO REVIEW

Throughout the fiscal year, the Fund was defensively positioned in market sectors that have been less vulnerable to the volatile U.S. economy. While holdings in the consumer staples, energy and defense sectors were overweight in comparison to the benchmark, the technology and financial sectors were underweight. This strategy proved beneficial through most of the period but did result in sharp underperformance in the July and October 2002 rallies when the market temporarily embraced technology and cyclical issues, thus contributing to the Fund's overall under performance relative to the benchmark.

Cyclical holdings such as TEREX and CALGON CARBON hurt the Fund's performance during the fiscal year as prospects for a sustainable economic recovery stretched out. The best performing stock held by the Fund during the fiscal year was PURE RESOURCES. The company received a tender offer from majority shareholder Unocal, which represented a 30% premium to the beginning fiscal year price and was approximately double the purchase price. Other positive contributors included DIAL, CULLEN/FROST BANKERS and each of the Fund's oil service holdings.

OUTLOOK

Unfortunately, it does not appear that there will be a swift end to the bear market that characterized this twelve-month reporting period. However, the U.S. government and corporations have taken steps to address some of the concerns expressed by investors. The downward revisions of future growth estimates are bringing expectations into line. Also, the recently passed legislation requiring CEO and CFO certifications of financial statements should result in more accurate financial statement accountability. While these steps will take time to restore confidence, we believe that they should create a solid foundation from which to again generate positive, long-term equity returns.

Volatile markets, like the one seen this past fiscal year, also provide opportunities to buy attractive companies at bargain prices and the Fund is attempting to take advantage of this situation. While many investors disregard entire sectors when one company in the sector reports a "disappointment", this becomes an ideal time to add those "wish" list companies that heretofore were too expensive. Companies with solid management teams, strong long-term records in niche businesses, quality balance sheets often with ample cash reserves and little or no debt, are what tend to lead once the market has bottomed. The Fund hopes to identify and invest in more companies that exhibit these characteristics in the months ahead.


The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market. In addition to the indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

================================================================================

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS FOLLOWS:

  COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN SCHRODER SMALL CAPITALIZATION VALUE FUND VS. RUSSELL 2000 INDEX AND RUSSELL 2000 VALUE INDEX

                Schroder
          Small Capitalization         Russell            Russell
              Value Fund             2000 Index      2000 Value Index
2/94            10,000                 10,000             10,000
10/94            9,769                  9,681              9,688
10/95           10,773                 11,455             11,233
10/96           13,061                 13,357             13,432
10/97           19,380                 17,274             18,426
10/98           16,804                 15,229             17,009
10/99           17,375                 17,494             17,131
10/00           22,411                 20,539             20,095
10/01           23,552                 17,931             21,853
10/02           19,338                 15,856             21,300


The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PERFORMANCE INFORMATION

                                                One Year Ended      Five Years Ended     Inception to
                                               October 31, 2002     October 31, 2002   October 31, 2002
                                               ----------------     ----------------   ----------------
Schroder Small Capitalization Value Fund --
   Investor Shares ...........................     -17.74%             0.01%(a)            7.90%(b)

(a)  Average annual total return.
(b) Average annual total return from commencement of Fund operations (February 16, 1994).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.




================================================================================

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

                      TOP 5 HOLDINGS
Security                              % of Net Assets
--------------------------------------------------------------------------------

IDT                                          4.3%
Storage Technology                           4.1
Mercury Computer Systems                     3.8
Scholastic                                   3.7
Gtech Holdings                               3.7

                      TOP 5 SECTORS
Security                              % of Net Assets
--------------------------------------------------------------------------------

Technology                                  17.4%
Health Care                                 11.9
Energy                                      11.4
Consumer Cyclicals                          11.3
Consumer Staples                             9.3




================================================================================

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------
            COMMON STOCK - 88.8%
            Brazil - 4.8%
     11,000 Aracruz Celulose ADR              175,890
     28,524 Brasil Distribuicao Pao Acucar
              ADR                             442,692
      2,873 Brasil Telecom Participacoes
              ADR                              80,157
     18,100 Empresa Brasileira de
              Aeronautica ADR                 283,808
     44,792 Petrobras ADR                     540,192
     15,431 Vale do Rio Doce ADR              393,491
      6,130 Vale do Rio Doce ADR (1)          161,525
                                          -----------
                                            2,077,755
            Chile - 1.1%
     18,000 Banco Santander Chile ADR         310,500
     16,776 Telecom de Chile ADR              145,951
                                          -----------
                                              456,451
            China - 1.2%
     23,500 Byd (1)                            48,058
  2,501,500 PetroChina                        468,266
                                          -----------
                                              516,324
            Czech Republic - 1.5%
     10,355 Komercni Banka                    655,371
                                          -----------
            Hong Kong - 4.8%
    419,500 China Mobile (Hong Kong) (1)    1,030,006
    200,000 CNOOC                             250,019
    372,000 Cosco Pacific                     298,100
    786,000 Denway Motors                     241,865
    158,000 Shanghai Industrial Holdings      246,134
                                          -----------
                                            2,066,124
            India - 3.6%
      4,900 Infosys Technologies              383,952
     20,240 Ranbaxy Laboratories              218,520
     20,910 Reliance Industries               115,364
     16,600 Reliance Industries GDR (2)       183,430
     58,700 Satyam Computer Services          285,789
     25,757 Satyam Computer Services
              ADR (1)                         278,691
     18,000 State Bank of India                85,550
                                          -----------
                                            1,551,296
            Indonesia - 1.4%
  1,789,876 Telekomunikasi Indonesia          596,302
                                          -----------

            Israel - 1.0%
     31,004 Check Point Software
              Technologies (1)                427,545
                                          -----------
            Malaysia - 4.6%
    407,000 Commerce Asset Holdings           351,305
     89,000 Genting                           309,158
    162,000 Maxis Communications (1)          253,658
    402,125 Public Bank                       283,604
    244,000 Resorts World                     577,895
    232,500 Road Builder                      215,368
                                          -----------
                                            1,990,988
            Mexico - 11.8%
    124,600 Alfa                              205,600
     47,199 America Movil ADR                 634,355
      9,950 Coca-Cola Femsa ADR               207,756
     79,600 Grupo Financiero Banorte          177,220
  1,122,256 Grupo Financiero BBVA
              Bancomer (1)                    884,450
    167,254 Grupo Modelo Series C             428,227
     20,600 Grupo Televisa ADR (1)            578,860
     51,335 Telefonos De Mexico ADR         1,565,717
    198,367 Wal-Mart De Mexico                426,984
                                          -----------
                                            5,109,169
            Peru - 0.6%
     11,203 Cia De Minas
              Buenaventura ADR                249,267
                                          -----------
            Poland - 0.3%
     12,598 Polski Koncern Naftowy
              Orlen GDR                       119,555
                                          -----------
            Russia - 8.4%
     57,700 Gazprom ADR                       770,295
      7,887 Lukoil ADR                        515,153
      7,000 Mobile Telesystems ADR            229,040
     39,730 Surgutneftegaz ADR                713,948
     35,693 Unified Energy System GDR         389,054
     10,263 Vimpel-Communications
              ADR (1)                         289,417
      5,250 Yukos ADR                         727,125
                                          -----------
                                            3,634,032
            South Africa - 10.4%
    209,910 ABSA Group                        666,388
    375,000 African Bank Investments          207,774
     34,502 Anglo American                    451,214



The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Schedule of Investments (CONTINUED)
October 31, 2002


   Shares                                   Value $
   --------                                 --------
            COMMON STOCK
            South Africa - (continued)
     23,512 Anglo American Platinum           846,177
    316,300 MTN Group (1)                     349,553
         26 Nampak                                 36
    164,500 Naspers "N" Shares                333,536
    182,800 Old Mutual                        228,844
     48,760 Sappi                             584,084
     76,100 Sasol                             829,990
                                          -----------
                                            4,497,596
            South Korea - 21.5%
     11,700 Hyundai Department Store (4)      216,044
     19,500 Hyundai Mobis                     437,690
     22,580 Hyundai Motor                     573,534
     39,371 Kookmin Bank                    1,311,828
      4,579 Kookmin Bank ADR (1)              148,131
     72,450 Koram Bank (1)                    461,397
      4,800 Korea Telecom                     198,145
     11,200 LG Chemical                       334,575
      4,700 Pohang Iron & Steel               441,650
     20,650 Pohang Iron & Steel ADR           477,634
      4,000 Samsung Electro-Mechanics         152,154
      8,234 Samsung Electronics             2,331,334
     11,100 Samsung Fire & Marine
              Insurance                       674,108
      2,640 Shinsegae                         356,405
      6,340 SK Telecom                      1,170,702
                                          -----------
                                            9,285,331
            Taiwan - 7.2%
    300,000 Advanced Semiconductor
              Engineering (1)                 164,005
    472,000 China Trust Financial
              Holding (1)                     376,188
     68,000 Hon Hai Precision Industry        245,547
    462,000 Siliconware Precision
              Industries (1)                  248,580
    792,022 Sinopac Holdings (1)              331,576
    826,000 Taiwan Semiconductor
              Manufacturing (1)             1,105,136
    850,000 United Microelectronics (1)       616,314
                                          -----------
                                            3,087,346

             Thailand - 2.6%
    186,200  Advanced Info Service            150,595
    190,300  Land & House                     327,611
     14,700  Siam Cement                      363,466
    364,800  Thai Farmers Bank (1)            261,324
                                          -----------
                                            1,102,996
             Turkey - 2.0%
 13,221,000  Anadolu Efes Biracilik
               Ve Malt Sanayii (1)            236,519
 13,372,000  Koc Holding (1)                  141,539
 17,890,943  Turkcell Iletisim
             Hizmetleri (1)                   106,688
150,957,687  Turkiye Is Bankasi
             (Isbank) (1)                     396,085
                                          -----------
                                              880,831
                                          -----------
             TOTAL COMMON STOCK
               (Cost $38,362,771)          38,304,279
                                          -----------
             EQUITY-LINKED
             WARRANTS (3) - 10.1%
             India - 2.1%
      7,015  Infosys Technologies             549,479
     12,900  Ranbaxy Laboratories             225,298
     27,100  State Bank of India              130,224
                                          -----------
                                              905,001
             South Korea - 4.0%
      5,900  Samsung Electronics            1,714,569
                                          -----------
             Taiwan - 4.0%
     94,192  Ambit Microsystems               394,759
    729,800  Formosa Chemicals & Fibre        698,200
    161,000  Siliconware Precision
              Industries (1)                   86,940
    165,668  Taiwan Semiconductor
              Manufacturing (1)               244,460
    340,100  United Microelectronics (1)      285,071
                                          -----------
                                            1,709,430
                                          -----------
             TOTAL EQUITY-LINKED
               WARRANTS
               (Cost $4,268,830)            4,329,000
                                          -----------



The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Schedule of Investments (CONCLUDED)
October 31, 2002


   Shares                                   Value $
   --------                                 --------

            SHORT-TERM INVESTMENT - 1.5%
    649,254 SEI Daily Income Trust
              Money Market Fund
              1.69% (5) (Cost $649,254)       649,254
                                          -----------
            TOTAL INVESTMENTS (6)
              (Cost $43,280,855) - 100.4%  43,282,533
            OTHER ASSETS LESS
              LIABILITIES - (0.4)%           (162,937)
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $43,119,596
                                          ===========

(1) Denotes non-income producing security.
(2) Pursuant to Rule 144A of the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) Security is not readily marketable. See Note 2 in Notes to Financial Statements.
(4) Securities are fair valued. See Note 2 in Notes to Financial Statements.
(5) Interest rate shown is 7-day yield as of October 31, 2002.
(6) The Fund additionally owned holdings in Vale do Rio Doce, Banco Nacional and Telecom Asia, all of which are valueless. Cost for these securitites is included in total common stock.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipts




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                  Value $
   --------                                ----------
            COMMON STOCK - 94.7%
            Australia - 1.4%
     15,300 News Corporation                   90,350
                                           ----------
            Belgium - 0.9%
      3,220 Fortis                             58,865
                                           ----------
            Finland - 0.9%
      3,510 Nokia                              59,613
                                           ----------
            France - 8.5%
        982 Casino Guichard-Perrachon          61,898
      1,082 Lafarge                            86,202
      1,500 Pechiney "A" Shares                46,287
      1,850 Renault                            87,023
      1,422 Schneider Electric                 65,904
      2,890 Societe Television Francaise 1     74,411
        927 Total Fina Elf                    127,695
                                           ----------
                                              549,420
            Germany - 7.2%
      1,810 BASF                               67,109
      4,330 Deutsche Lufthansa (1)             49,655
      2,747 Deutsche Telekom                   31,366
      2,734 Metro                              64,059
        338 Muenchener Rueckversicherungs      43,199
      1,829 Siemens                            86,560
      4,340 ThyssenKrupp                       45,429
      2,025 Volkswagen                         76,344
                                           ----------
                                              463,721
            Hong Kong - 2.7%
      6,000 Cheung Kong Holdings               39,811
     24,500 China Mobile (Hong Kong) (1)       60,155
      6,000 Hutchison Whampoa                  36,926
      6,000 Sun Hung Kai Properties            37,387
                                           ----------
                                              174,279
            Ireland - 0.7%
      4,240 Bank of Ireland                    47,027
                                           ----------
            Italy - 1.4%
     16,570 Telecom Italia SpA                 87,461
                                           ----------
            Japan - 17.5%
      2,000 Fuji Photo Film                    55,179
        300 Keyence                            49,661
      7,000 Matsushita Electric Industrial     73,366
     12,000 Mitsui                             56,714
      1,200 Murata Manufacturing               56,714
        600 Nintendo                           57,791
      8,000 Nomura Holdings                    92,074
      1,800 Promise                            58,330
      4,000 Ricoh                              71,504
        400 SMC                                31,671
      2,300 Sony                               98,939
      8,000 Sumitomo Electric Industries       40,617
      2,600 Takeda Chemical Industries        108,024
     19,000 Toshiba (1)                        47,612
      3,300 Toyota Motor                       80,271
      3,000 Yamanouchi Pharmaceutical          73,463
      5,000 Yamato Transport                   71,219
                                           ----------
                                            1,123,149
            Luxembourg - 1.3%
      7,460 Arcelor (1)                        80,599
                                           ----------
            Mexico - 2.2%
     48,100 Grupo Financiero BBVA
              Bancomer (1)                     37,908
     24,795 Grupo Modelo Series C              63,484
      1,474 Grupo Televisa ADR (1)             41,419
                                           ----------
                                              142,811
            Netherlands - 8.4%
      3,285 Aegon                              44,535
      5,970 ASM Lithography Holding (1)        52,322
        370 Gucci Group                        33,508
      2,327 Heineken                           93,491
      6,954 ING Groep                         116,314
      3,299 Koninklijke Ahold                  41,491
      1,517 Royal Dutch Petroleum              65,620
      5,650 TPG                                91,537
                                           ----------
                                              538,818
            Singapore - 1.6%
     15,000 DBS Group Holdings                105,341
                                           ----------
            South Korea - 2.4%
      3,360 KT ADR                             69,015
        290 Samsung Electronics                82,109
                                           ----------
                                              151,124
            Spain - 4.7%
      3,720 Altadis                            78,652
      4,760 Amadeus Global Travel
              Distribution Series A            23,475
     10,736 Banco Santander Central Hispano    65,811
      4,910 Repsol YPF                         55,528
      8,318 Telefonica (1)                     78,913
                                           ----------
                                              302,379
            Sweden - 0.9%
      1,820 Electrolux Series B                27,611
     12,150 Skandia Forsakrings                28,510
                                           ----------
                                               56,121


The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND
--------------------------------------------------------------------------------

Schedule of Investments (CONCLUDED)
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK
            Switzerland - 8.9%
        894 Adecco                             35,125
      3,680 Credit Suisse Group (1)            70,300
        510 Nestle                            109,345
      1,972 Novartis                           75,209
      2,084 Roche Holding                     147,526
      1,673 UBS (1)                            79,729
        600 Zurich Financial Services          56,496
                                           ----------
                                              573,730
            United Kingdom - 23.1%
      1,560 AstraZeneca                        58,209
      5,260 Aviva                              40,323
     20,890 BAE Systems                        60,871
     11,682 Barclays                           80,782
     29,070 British Petroleum                 186,468
     29,781 BT Group                           84,565
     37,890 Centrica                          107,888
      4,484 GlaxoSmithKline                    85,586
     58,117 Granada                            66,829
     14,440 HBOS                              159,834
     11,590 National Grid                      82,503
     10,860 Pearson                           115,875
     12,676 Reuters Group                      37,382
      3,550 Royal Bank of Scotland Group       83,532
    143,607 Vodafone Group                    230,852
                                           ----------
                                            1,481,499
                                           ----------
            TOTAL COMMON STOCK
              (Cost $7,332,382)             6,086,307
                                           ----------
            EQUITY-LINKED WARRANTS (2) - 0.9%
            Taiwan - 0.9%
     41,060 Taiwan Semiconductor
              Manufacturing (1)                60,588
                                           ----------
            TOTAL EQUITY-LINKED
              WARRANTS
              (Cost $96,561)                   60,588
                                           ----------

            SHORT-TERM INVESTMENT - 2.8%
    180,165 SEI Daily Income Trust
              Money Market Fund
              1.69% (3) (Cost $180,165)       180,165
                                           ----------
            TOTAL INVESTMENTS
              (Cost $7,609,108) - 98.4%     6,327,060
            OTHER ASSETS LESS
              LIABILITIES - 1.6%              100,189
                                           ----------
            TOTAL NET
              ASSETS - 100.0%              $6,427,249
                                           ==========
(1) Denotes non-income producing security.
(2) Securities are not readily marketable. See Note 2 in Notes to Financial Statements.
(3) Interest rate shown is 7-day yield as of October 31, 2002.
ADR -- American Depositary Receipts

                       Forward Foreign Currency Contracts

                                Contracts to Sell

                                               Underlying
                                              Face Amount     Unrealized
Contract Date     Currency         Units       of Value      Appreciation*
--------------  ------------    ----------    -----------    ------------
 11/20/02       Japanese Yen    26,083,000     $ 223,122      $ 10,030
                                               =========      ========

                                Contracts to Buy

 11/20/02       Japanese Yen     1,504,000     $  12,267          $ 20
 11/20/02       Japanese Yen     1,312,000        10,502           217
                                               ---------      --------
                                               $  22,769         $ 237
                                               =========      ========

* Does not include foreign currency spot contracts sold with unrealized depreciation of $330.




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK - 46.8%
            Business Services - 3.4%
     30,000 First Data                      1,048,200
    313,300 Moore (1)                       3,461,965
    175,000 TMP Worldwide (1)               2,709,000
                                         ------------
                                            7,219,165
            Capital Goods - 1.4%
     66,900 Actuant Class A (1)             2,662,620
     80,000 Gerber Scientific (1)             308,000
                                         ------------
                                            2,970,620
            Consumer Discretionary - 19.9%
    191,000 Aeropostale (1)                 2,286,270
    427,100 Big 5 Sporting Goods (1)        5,044,051
    144,200 Brown Shoe                      2,790,270
     84,400 Christopher & Banks (1)         2,253,480
    215,400 Dick's Sporting Goods (1)       3,532,560
    160,000 Dollar Tree Stores (1)          4,206,400
    177,000 Emerson Radio (1)                 529,230
     25,000 Fossil (1)                        490,250
     10,000 FTD Class A (1)                   137,000
     32,500 Genesco (1)                       518,700
    266,800 Hancock Fabrics                 4,242,120
    110,000 Jo-Ann Stores Class A (1)       2,678,500
     54,200 Monro Muffler (1)                 962,050
    315,000 Pep Boys-Manny, Moe & Jack      3,654,000
    204,000 Racing Champions (1)            2,652,000
     60,600 Russell                           941,724
     95,700 Shoe Carnival (1)               1,242,186
    170,000 Tuesday Morning (1)             3,554,700
     45,000 Urban Outfitters (1)            1,080,900
                                         ------------
                                           42,796,391
            Consumer Staples - 2.0%
    287,900 VCA Antech (1)                  4,309,863
                                         ------------
            Financials - 0.6%
     73,100 Hub International               1,253,665
                                         ------------
            Health Care - 4.4%
    310,000 Hanger Orthopedic Group (1)     4,402,000
    107,200 Inveresk Research Group (1)     2,089,328
    105,000 LabOne (1)                      1,830,150
    109,100 Medical Action Industries (1)   1,253,668
                                         ------------
                                            9,575,146
            Materials - 0.1%
     13,400 Chesapeake                        205,020
                                         ------------

            Media - 2.0%
    100,000 Clear Channel
              Communications (1)            3,705,000
      2,400 Courier                            89,880
     68,200 Spanish Broadcasting System
              Class A (1)                     452,166
                                         ------------
                                            4,247,046
            Technology - 6.1%
     45,000 American Power Conversion (1)     581,400
     30,000 Avid Technology (1)               422,700
     32,400 Fair Isaac                      1,246,428
      8,100 Overland Storage (1)              103,761
    273,500 Packeteer (1)                   1,449,550
     25,700 Planar Systems (1)                472,109
    133,400 Rogers (1)                      3,332,332
     40,100 Scansource (1)                  2,410,010
     63,400 SonicWALL (1)                     176,252
    160,000 Storage Technology (1)          2,828,800
                                         ------------
                                           13,023,342
            Technology-Semiconductors - 1.7%
     60,000 Integrated Device Technology (1)  592,620
     52,900 Integrated Silicon Solutions (1)  149,178
    140,000 International Rectifier (1)     2,417,800
     30,000 Zoran (1)                         449,700
                                         ------------
                                            3,609,298
            Technology-Software - 0.6%
     10,800 Actuate (1)                        19,656
     60,900 Manhattan Associates (1)        1,369,032
                                         ------------
                                            1,388,688
            Transportation - 4.6%
     55,000 Arkansas Best (1)               1,647,250
     46,700 Old Dominion Freight Line (1)   1,090,445
    170,700 PAM Transportation Services (1) 3,576,165
     91,100 Roadway                         3,650,377
                                         ------------
                                            9,964,237
                                         ------------
            TOTAL COMMON STOCK
              (Cost $93,991,446)          100,562,481
                                         ------------



The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER ULTRA FUND
--------------------------------------------------------------------------------

Schedule of Investments (CONCLUDED)
October 31, 2002

   Contracts                                Value $
   ---------                                -------


            OPTIONS - 1.6%
        800 Russell 2000 Index Put
              Nov/370 (1)                     604,000
        800 Russell 2000 Index Put
              Nov/380 (1)                     996,000
      1,000 Russell 2000 Index Put
              Nov/390 (1)                   1,985,000
                                         ------------
            TOTAL OPTIONS
              (Cost $7,279,800)             3,585,000
                                         ------------
   Shares
   ------
            SHORT-TERM INVESTMENTS - 9.2%
  9,865,764 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)                     9,865,764
  9,865,763 SEI Daily Income Trust
              Prime Obligations Fund
              1.63% (2)                     9,865,763
                                         ------------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $19,731,527)           19,731,527
                                         ------------
Principal
Amount $
---------
            GOVERNMENT AND AGENCY SECURITY - 32.5%
 70,000,000 United States Treasury Bill
              1.450%, 11/29/02
              (Cost $69,921,055)           69,921,055
                                         ------------
            REPURCHASE AGREEMENT - 12.4%
 26,554,840 JP Morgan Chase, 1.60%,
             11/01/02 repurchase agreement,
             dated 10/31/02 with a
             repurchase price of
             $26,556,021, collateralized by
             a $26,648,000 United States
             Treasury Bill, 0.00%, due
             01/30/03, valued at
             $26,741,596
             (Cost $26,554,840)            26,554,840
                                         ------------
            TOTAL INVESTMENTS
             (Cost $217,478,668) - 102.5% 220,354,903
            OTHER ASSETS LESS
              LIABILITIES - (2.5)%         (5,453,866)
                                         ------------
            TOTAL NET
              ASSETS - 100.0%            $214,901,037
                                         ============
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2002.


The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK - 99.6%
            Basic Industries - 3.1%
      8,390 International Paper               293,063
                                           ----------
            Capital Goods - 11.3%
      7,660 Cendant (1)                        88,090
     13,780 General Electric                  347,945
     12,960 Honeywell International           310,262
      4,120 Ingersoll-Rand Class A            160,680
      4,020 Textron                           164,820
                                           ----------
                                            1,071,797
            Communications Equipment - 2.0%
     17,050 Cisco Systems (1)                 190,619
                                           ----------
            Computer Hardware - 1.5%
      5,040 Dell Computer (1)                 144,194
                                           ----------
            Computer Software - 8.6%
     12,040 Microsoft (1)                     643,779
     16,630 Oracle (1)                        169,460
                                           ----------
                                              813,239
            Consumer Cyclicals - 6.0%
      7,280 Lowe's                            303,795
      3,660 Wal-Mart Stores                   195,993
      3,110 Yum! Brands (1)                    70,068
                                           ----------
                                              569,856
            Consumer Staples - 8.6%
      7,140 PepsiCo                           314,874
      7,560 Philip Morris                     308,070
      8,560 Sara Lee                          195,425
                                           ----------
                                              818,369
            Energy - 6.1%
     11,770 Exxon Mobil                       396,178
      4,580 Schlumberger                      183,704
                                           ----------
                                              579,882
            Financial Services - 19.9%
      2,770 American International Group      173,263
      2,980 Bank of America                   208,004
     11,382 Citigroup                         420,565
      2,840 Federal National Mortgage
              Association                     189,882
      6,390 Merrill Lynch                     242,501
     19,609 Travelers Property Casualty (1)   261,780
     11,670 U.S. Bancorp                      246,120
      4,050 Wachovia                          140,900
                                           ----------
                                            1,883,015

            Health Care - 16.9%
      2,300 AmerisourceBergen                 163,645
      9,910 Baxter International              247,948
      3,990 Cardinal Health                   276,148
      9,555 Pfizer                            303,562
      6,490 Pharmacia                         279,070
      9,800 Wyeth                             328,300
                                           ----------
                                            1,598,673
            Media - 4.6%
     15,980 AOL Time Warner (1)               235,705
      8,730 Comcast Class A (1)               200,877
                                           ----------
                                              436,582
            Technology-Semiconductors - 3.2%
     10,170 Intel                             175,941
      8,180 Texas Instruments                 129,735
                                           ----------
                                              305,676
            Telecommunications - 6.1%
     19,830 AT&T Wireless Services (1)        136,232
      7,150 BellSouth                         186,972
      6,780 Verizon Communications            256,013
                                           ----------
                                              579,217
            Utilities - 1.7%
      6,510 El Paso                            50,453
      3,300 FirstEnergy                       107,085
                                           ----------
                                              157,538
                                           ----------
            TOTAL COMMON STOCK
              (Cost $11,426,280)            9,441,720
                                           ----------
            SHORT-TERM INVESTMENT - 0.9%
     82,478 SEI Daily Income Trust
              Money Market Fund
              1.69% (2) (Cost $82,478)         82,478
                                           ----------
            TOTAL INVESTMENTS
              (Cost $11,508,758) - 100.5%   9,524,198
            OTHER ASSETS LESS
              LIABILITIES - (0.5)%            (49,652)
                                           ----------
            TOTAL NET
              ASSETS - 100.0%              $9,474,546
                                           ==========
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2002.


The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK - 86.0%
            Business Services - 9.5%
     11,200 Alliance Data Systems (1)         190,400
     13,000 Arbitron (1)                      443,950
     18,600 Certegy (1)                       390,600
     39,300 Copart (1)                        419,331
     19,080 Global Payments                   539,010
     70,900 MPS Group (1)                     382,151
     22,500 NDCHealth                         397,125
     23,700 Sylvan Learning Systems (1)       361,899
     22,700 Tetra Tech (1)                    201,576
     20,500 United Rentals (1)                125,050
     14,600 Waste Connections (1)             534,068
                                          -----------
                                            3,985,160
            Capital Goods - 5.6%
     21,300 Albany International Class A      451,347
     18,200 AO Smith                          399,672
     57,900 Crown Cork & Seal (1)             370,560
     23,000 Flowserve (1)                     269,560
      5,300 Manitowoc                         125,027
     12,800 Pentair                           422,912
      7,100 Winnebago Industries              321,843
                                          -----------
                                            2,360,921
            Consumer Discretionary - 19.9%
      3,700 Advance Auto Parts (1)            198,135
     21,300 American Eagle Outfitters (1)     309,276
     19,600 Barnes & Noble (1)                413,560
     23,800 Big Lots (1)                      395,080
     11,700 Borders Group (1)                 201,591
     17,700 Claire's Stores                   455,952
     33,100 Clayton Homes                     374,692
      9,500 Electronics Boutique Holdings (1) 239,410
      9,700 Ethan Allen Interiors             310,885
     31,700 Foot Locker (1)                   310,660
     17,400 Michaels Stores (1)               782,304
     11,294 Mohawk Industries (1)             604,794
     19,200 O'Reilly Automotive (1)           523,584
     15,200 Pacific Sunwear Of California (1) 355,224
     18,300 Petco Animal Supplies (1)         458,598
     18,500 Reebok International (1)          522,625
     14,692 Rent-A-Center (1)                 651,590
     10,000 Scholastic (1)                    441,500
      5,500 Tommy Hilfiger (1)                 41,525
     10,900 Too (1)                           275,770
     28,500 Wolverine World Wide              459,135
                                          -----------
                                            8,325,890
            Consumer Staples - 3.3%
     19,400 Constellation Brands (1)          491,402
     16,441 JM Smucker                        601,905
      8,100 Performance Food Group (1)        301,239
                                          -----------
                                            1,394,546
            Energy - 4.3%
      8,100 Cal Dive International (1)        177,957
     24,400 Grant Prideco (1)                 235,704
    133,600 Grey Wolf (1)                     534,400
     41,400 Key Energy Services (1)           369,702
     17,100 Patterson-UTI Energy (1)          494,532
                                          -----------
                                            1,812,295
            Finance - 5.4%
      8,700 Affiliated Managers Group (1)     451,704
     15,200 AmerUs Group                      436,240
     15,900 Federated Investors Class B       426,120
     12,100 Greater Bay Bancorp               184,404
      8,900 Hilb Rogal & Hamilton             364,900
      2,100 Platinum Underwriters
              Holdings (1)                     52,710
      6,200 StanCorp Financial Group          334,800
                                          -----------
                                            2,250,878
            Health Care - 12.9%
      7,200 Bausch & Lomb                     223,920
      8,100 Cerner (1)                        288,441
     15,300 Charles River Laboratories
              International (1)               562,275
     23,300 Covance (1)                       519,124
      6,100 Coventry Health Care (1)          204,106
     15,400 DaVita (1)                        369,138
      8,800 Edwards Lifesciences (1)          226,072
     23,200 First Health Group (1)            602,736
     12,000 Henry Schein (1)                  602,040
      6,431 Medicis Pharmaceutical
              Class A (1)                     295,183
      2,600 Millipore                          88,426
     19,300 Pharmaceutical Product
              Development (1)                 528,820
     13,000 Renal Care Group (1)              411,450
      9,900 Universal Health Services (1)     479,952
                                          -----------
                                            5,401,683
            Materials & Processing - 1.1%
     30,900 Airgas (1)                        471,534
                                          -----------




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND
--------------------------------------------------------------------------------

Schedule of Investments (CONCLUDED)
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK
            Media - 2.3%
     15,600 Catalina Marketing (1)            301,860
      9,800 Emmis Communications
              Class A (1)                     213,836
      9,000 Entercom Communications (1)       442,980
                                          -----------
                                              958,676
            Restaurants - 5.3%
     14,700 AFC Enterprises (1)               272,244
     30,425 Applebees International           723,811
     21,400 CBRL Group                        501,402
      2,500 Regis                              73,050
     36,110 Ruby Tuesday                      630,119
                                          -----------
                                            2,200,626
            Technology - 8.7%
     36,100 Advanced Digital
              Information (1)                 255,588
     20,300 Amphenol Class A (1)              781,550
     11,700 Avocent (1)                       234,000
     15,800 CTS                                94,800
     13,600 Fisher Scientific
            International (1)                 388,960
     78,200 Maxtor (1)                        294,032
     11,900 Mentor Graphics (1)               112,967
     32,086 PerkinElmer                       223,318
      6,300 Symantec (1)                      252,000
     10,600 Technitrol                        155,078
     29,500 Tektronix (1)                     521,265
      5,300 Zebra Technologies Class A (1)    326,056
                                          -----------
                                            3,639,614
            Technology-Semiconductors - 3.3%
     15,300 Advanced Energy Industries (1)    185,283
     31,100 Aeroflex (1)                      180,069
     27,800 Exar (1)                          350,280
     24,300 Lattice Semiconductor (1)         164,511
     13,800 Micrel (1)                        113,988
     17,000 Semtech (1)                       240,210
      6,400 Varian Semiconductor
              Equipment Associates (1)        152,448
                                          -----------
                                            1,386,789
            Technology-Software - 2.3%
     30,200 Progress Software (1)             376,896
     32,500 Rational Software (1)             215,150
     28,400 Sybase (1)                        363,804
                                          -----------
                                              955,850
            Transportation - 2.1%
     25,800 Pacer International (1)           304,440
      8,000 Ryder System                      183,600
     13,300 USFreightways                     373,730
                                          -----------
                                              861,770
                                          -----------
            TOTAL COMMON STOCK
              (Cost $40,849,739)           36,006,232
                                          -----------
            SHORT-TERM INVESTMENTS - 9.1%
  1,899,943 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)                     1,899,943
  1,899,942 SEI Daily Income Trust
              Prime Obligations Fund
              1.63% (2)                     1,899,942
                                          -----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $3,799,885)             3,799,885
                                          -----------
            TOTAL INVESTMENTS
              (Cost $44,649,624) - 95.1%   39,806,117
            OTHER ASSETS LESS
              LIABILITIES - 4.9%            2,050,794
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $41,856,911
                                          ===========
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2002.




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK - 93.1%
            Banks - 3.0%
      2,000 Comerica                           87,320
                                           ----------
            Basic Industries - 4.0%
      3,400 International Flavors &
              Fragrances                      114,070
                                           ----------
            Business Services - 5.9%
      6,000 Ceridian (1)                       82,680
      2,800 DST Systems (1)                    86,100
                                           ----------
                                              168,780
            Capital Goods - 9.0%
      1,000 Northrop Grumman                  103,130
      2,000 SPX (1)                            84,020
      3,900 Thermo Electron (1)                71,721
                                           ----------
                                              258,871
            Consumer Cyclicals - 12.5%
      1,400 McGraw-Hill                        90,300
      1,800 Mohawk Industries (1)              96,390
      4,700 Petsmart (1)                       89,817
      5,500 Staples (1)                        84,810
                                           ----------
                                              361,317
            Consumer Staples - 3.5%
      3,200 Kellogg                           101,952
                                           ----------
            Energy - 13.6%
      3,800 BJ Services (1)                   115,254
      3,000 Devon Energy                      151,500
      3,100 Weatherford International (1)     124,124
                                           ----------
                                              390,878
            Health Care - 6.9%
      1,400 AmerisourceBergen                  99,610
      1,700 Barr Laboratories (1)             100,011
                                           ----------
                                              199,621
            Insurance - 9.9%
      3,700 First American                     75,665
      3,600 St. Paul                          118,080
      3,000 Willis Group Holdings (1)          91,800
                                           ----------
                                              285,545
            Technology - 17.6%
      3,000 Diebold                           106,950
      3,400 Harris                             89,692
      7,700 National Semiconductor (1)        102,256
     10,000 Teradyne (1)                      121,100
     10,900 VeriSign (1)                       87,745
                                           ----------
                                              507,743
            Transportation - 3.1%
      3,200 CSX                                88,320
                                           ----------
            Utilities - 4.1%
      3,200 KeySpan                           116,896
                                           ----------
            TOTAL COMMON STOCK
              (Cost $2,532,240)             2,681,313
                                           ----------
            SHORT-TERM INVESTMENTS - 8.4%
    130,330 SEI Daily Income Trust
              Money Market Fund
              1.69% (2)                       130,330
    112,001 SEI Daily Income Trust
              Prime Obligations Fund
              1.63% (2)                       112,001
                                           ----------
            TOTAL SHORT-TERM
              INVESTMENTS
              (Cost $242,331)                 242,331
                                           ----------
            TOTAL INVESTMENTS
              (Cost $2,774,571) - 101.5%    2,923,644
            OTHER ASSETS LESS
              LIABILITIES - (1.5)%            (41,983)
                                           ----------
            TOTAL NET
              ASSETS - 100.0%              $2,881,661
                                           ==========
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2002.


The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
--------------------------------------------------------------------------------

Schedule of Investments
October 31, 2002

   Shares                                   Value $
   --------                                 --------

            COMMON STOCK - 98.3%
            Banks & Finance - 4.8%
     10,000 Affiliated Managers Group (1)     519,200
     25,000 Cullen/Frost Bankers              865,750
                                          -----------
                                            1,384,950
            Basic Industries - 3.9%
     59,500 Calgon Carbon                     249,305
     45,000 Delta and Pine Land               862,650
                                          -----------
                                            1,111,955
            Business Services - 3.4%
     75,000 Titan (1)                         966,750
                                          -----------
            Capital Goods - 7.9%
     45,000 EDO                               753,750
     29,000 Kennametal                        903,930
     51,000 Terex (1)                         594,660
                                          -----------
                                            2,252,340
            Consumer Cyclicals - 11.3%
     40,200 Gtech Holdings (1)              1,045,200
     61,500 Regent Communications (1)         372,075
     24,600 Ruby Tuesday                      429,270
     24,000 Scholastic (1)                  1,059,600
     12,000 Talbots                           332,640
                                          -----------
                                            3,238,785
            Consumer Staples - 9.3%
     44,500 Dial                              946,070
     29,800 Jarden (1)                        713,114
     27,500 JM Smucker                      1,006,775
                                          -----------
                                            2,665,959
            Energy - 11.4%
     28,800 Cal Dive International (1)        632,736
     88,000 Grant Prideco (1)                 850,080
     43,900 National-Oilwell (1)              915,315
     39,000 Plains Resources (1)              870,480
                                          -----------
                                            3,268,611
            Health Care - 11.9%
     63,500 Andrx (1)                         981,075
     16,300 Barr Laboratories (1)             958,929
     34,900 Cima Labs (1)                     815,264
     26,900 Priority Healthcare (1)           653,401
                                          -----------
                                            3,408,669
            Insurance - 6.2%
     32,500 Platinum Underwriters
              Holdings (1)                    815,750
     33,000 Protective Life                   943,140
                                          -----------
                                            1,758,890
            Real Estate Investment Trusts - 1.7%
     36,100 Corporate Office Properties
              Trust                           485,545
                                          -----------
            Technology - 17.4%
     33,000 Harris                            870,540
     36,300 Mercury Computer Systems (1)    1,094,481
     14,400 Millipore                         489,744
    195,500 Parametric Technology (1)         451,605
     65,700 Storage Technology (1)          1,161,576
     34,700 Tektronix (1)                     613,149
     37,200 Universal Electronics (1)         292,020
                                          -----------
                                            4,973,115
            Telecommunications - 4.3%
     46,900 IDT (1)                           806,680
     26,900 IDT Class B (1)                   422,330
                                          -----------
                                            1,229,010
            Transportation - 3.4%
     20,000 Florida East Coast Industries     478,000
      9,900 Landstar System (1)               482,526
                                          -----------
                                              960,526
            Utilities - 1.4%
     31,972 Southern Union (1)                394,535
                                          -----------
            TOTAL COMMON STOCK
              (Cost $26,918,108)           28,099,640
                                          -----------
            SHORT-TERM INVESTMENT - 4.4%
  1,248,555 SEI Daily Income Trust
              Money Market Fund
              1.69% (2) (Cost $1,248,555)   1,248,555
                                          -----------
            TOTAL INVESTMENTS
              (Cost $28,166,663) - 102.7%  29,348,195
            OTHER ASSETS LESS
              LIABILITIES - (2.7)%           (760,708)
                                          -----------
            TOTAL NET
              ASSETS - 100.0%             $28,587,487
                                          ===========
(1) Denotes non-income producing security.
(2) Interest rate shown is 7-day yield as of October 31, 2002.


The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
October 31, 2002

                                                           Emerging
                                                           Markets       International
                                                             Fund            Fund
                                                        ------------     ------------
ASSETS
   Investments in securities, at value - Note 2 .....   $ 43,282,533     $  6,327,060
   Repurchase agreements ............................             --               --
   Cash .............................................         20,961           12,448
   Foreign currency, at value .......................        124,691               --
   Dividends and tax reclaims receivable ............         71,259           67,136
   Interest receivable ..............................             29              205
   Receivable for securities sold ...................         64,995           48,718
   Receivable for Fund shares sold ..................             --               --
   Unrealized appreciation on
     foreign currency contracts .....................             --           10,268
   Prepaid expenses .................................          9,439            6,400
   Due from Investment Advisor - Note 3 .............             --               --
                                                        ------------     ------------
         TOTAL ASSETS ...............................     43,573,907        6,472,235
LIABILITIES
   Payable for securities purchased .................        241,871           14,466
   Payable for Fund shares redeemed .................         23,519               --
   Foreign taxes payable ............................         62,278               --
   Unrealized depreciation on
     foreign currency contracts .....................              1              331
   Advisory fee payable - Note 3 ....................         34,919            2,445
   Administration fee payable - Note 3 ..............         13,847            2,025
   Accrued expenses and other liabilities ...........         77,876           25,719
                                                        ------------     ------------
         TOTAL LIABILITIES ..........................        454,311           44,986
                                                        ------------     ------------
      NET ASSETS ....................................   $ 43,119,596     $  6,427,249
                                                        ============     ============
NET ASSETS
   Capital paid-in ..................................   $ 67,350,281     $ 20,855,923
   Undistributed net investment income (loss) .......        (78,026)         187,267
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions ..    (24,092,569)     (13,350,835)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations ..        (60,090)*     (1,265,106)
                                                        ------------     ------------
      NET ASSETS ....................................   $ 43,119,596     $  6,427,249
                                                        ============     ============
Investor Class:
   Net asset value, offering and redemption price per
     share ..........................................   $       7.81     $       5.37
Total shares outstanding at end of period ...........      5,524,342        1,195,824
Cost of securities including repurchase agreements ..   $ 43,280,855     $  7,609,108
Cost of foreign currency ............................   $    123,409     $         --

*Net of $62,278 accrued foreign capital gains taxes on appreciated securities.




The accompanying notes are an integral part of the financial statements.
================================================================================

                                                                                                                          Small
                                                                        U.S. Large         U.S.           MidCap     Capitalization
                                                            Ultra       Cap Equity     Opportunities       Value          Value
                                                            Fund           Fund            Fund            Fund           Fund
                                                        ------------   ------------    ------------    ------------   ------------
ASSETS
   Investments in securities, at value - Note 2 .....   $193,800,063    $ 9,524,198     $39,806,117     $ 2,923,644    $29,348,195
   Repurchase agreements ............................     26,554,840             --              --              --             --
   Cash .............................................     69,921,056             --       1,607,855              --             61
   Foreign currency, at value .......................             --             --              --              --             --
   Dividends and tax reclaims receivable ............             --          9,836           8,508           4,138             --
   Interest receivable ..............................         28,307            104           5,010             277          1,453
   Receivable for securities sold ...................      4,352,198         79,624         202,534          86,518        254,243
   Receivable for Fund shares sold ..................             --             --         491,096              --         31,017
   Unrealized appreciation on
     foreign currency contracts .....................             --             --              --              --             --
   Prepaid expenses .................................         10,031          3,105           8,175           3,870          6,161
   Due from Investment Advisor - Note 3 .............             --             --              --             289             --
                                                        ------------    ------------    ------------    ------------   ------------
         TOTAL ASSETS ...............................    294,666,495      9,616,867      42,129,295       3,018,736     29,641,130
LIABILITIES
   Payable for securities purchased .................     79,197,004        106,315         171,885          90,868        982,929
   Payable for Fund shares redeemed .................         92,530             --          13,362          36,612          5,500
   Foreign taxes payable ............................             --             --              --              --             --
   Unrealized depreciation on
     foreign currency contracts .....................             --             --              --              --             --
   Advisory fee payable - Note 3 ....................        224,453          5,773          17,037              --         22,545
   Administration fee payable - Note 3 ..............         71,204          1,128          13,512             377          3,478
   Accrued expenses and other liabilities ...........        180,267         29,105          56,588           9,218         39,191
                                                        ------------    -----------     -----------     -----------    -----------
         TOTAL LIABILITIES ..........................     79,765,458        142,321         272,384         137,075      1,053,643
                                                        ------------    -----------     -----------     -----------    -----------
      NET ASSETS ....................................   $214,901,037    $ 9,474,546     $41,856,911     $ 2,881,661    $28,587,487
                                                        ============    ===========     ===========     ===========    ===========
NET ASSETS
   Capital paid-in ..................................   $156,962,064    $17,596,021     $47,157,294     $ 2,433,475    $28,315,541
   Undistributed net investment income (loss) .......             --             --          71,449              --             --
   Accumulated net realized gain (loss) on
     investments and foreign currency transactions ..     55,062,738     (6,136,915)       (528,325)        299,113       (909,586)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translations ..      2,876,235     (1,984,560)     (4,843,507)        149,073      1,181,532
                                                        ------------    -----------     -----------     -----------    -----------
      NET ASSETS ....................................   $214,901,037    $ 9,474,546     $41,856,911     $ 2,881,661    $28,587,487
                                                        ============    ===========     ===========     ===========    ===========
Investor Class:
   Net asset value, offering and redemption price per
     share ..........................................   $      33.38    $      2.76     $     12.57     $      9.67    $     10.24
Total shares outstanding at end of period ...........      6,438,770      3,433,486       3,330,396         298,050      2,791,580
Cost of securities including repurchase agreements ..   $217,478,668    $11,508,758     $44,649,624     $ 2,774,571    $28,166,663
Cost of foreign currency ............................   $         --    $        --     $        --     $        --    $        --




================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the Year Ended October 31, 2002


                                                                                     Emerging
                                                                                      Markets      International
                                                                                       Fund            Fund
                                                                                   ------------    ------------
INVESTMENT INCOME
   Dividend income .............................................................    $   551,172     $   205,409
   Interest income .............................................................         28,882          29,580
   Foreign taxes withheld ......................................................        (54,096)        (16,890)
                                                                                    -----------     -----------
         TOTAL INCOME ..........................................................        525,958         218,099
EXPENSES
   Investment advisory fees - Note 3 ...........................................        344,403          62,586
   Administrative fees - Note 3 ................................................         85,624          27,809
   Subadministration fees - Note 3 .............................................         50,188          18,395
   Custodian fees ..............................................................        200,484          21,681
   Audit fees ..................................................................         22,188          14,050
   Legal fees ..................................................................         28,128           7,522
   Printing expenses ...........................................................         12,813           4,752
   Trustees fees - Note 5 ......................................................          7,713             989
   Transfer agent fees .........................................................         28,426          51,163
   Registration fees ...........................................................         26,387          14,839
   Insurance ...................................................................          3,994          12,734
   Other .......................................................................         11,769           6,765
                                                                                    -----------     -----------
         TOTAL EXPENSES ........................................................        822,117         243,285
   Expenses borne by Investment Adviser - Note 3 ...............................       (261,946)        (94,000)
   Expenses waived by Investment Adviser - Note 3 ..............................             --          (6,259)
   Interest expense ............................................................             --              --
                                                                                    -----------     -----------
         NET EXPENSES ..........................................................        560,171         143,026
                                                                                    -----------     -----------
         NET INVESTMENT INCOME (LOSS) ..........................................        (34,213)         75,073
                                                                                    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold (a) ............................     (2,749,944)     (3,034,062)
   Net realized gain (loss) on foreign currency transactions ...................       (145,725)        219,707
                                                                                    -----------     -----------
         Net realized gain (loss) on investments and
           foreign currency transactions .......................................     (2,895,669)     (2,814,355)
                                                                                    -----------     -----------
   Change in net unrealized appreciation (depreciation) on investments (b) .....      5,456,450       1,443,423

   Change in net unrealized appreciation (depreciation) on foreign
     currency translations .....................................................          2,234         (93,499)
                                                                                    -----------     -----------
         Net change in unrealized appreciation (depreciation)
           on investments and foreign
           currency translations ...............................................      5,458,684       1,349,924
                                                                                    -----------     -----------
         NET GAIN (LOSS) .......................................................      2,563,015      (1,464,431)
                                                                                    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................................    $ 2,528,802     $(1,389,358)
                                                                                    ===========     ===========

(a) Includes capital gains taxes for sales of Thailand and India securities in the amount of $15,855 for Schroder Emerging Markets Fund.
(b) Includes a decrease of $61,286 in accrued foreign capital gains taxes on appreciated securities.




The accompanying notes are an integral part of the financial statements.
================================================================================



                                                                                                                       Small
                                                                      U.S. Large         U.S.           MidCap     Capitalization
                                                         Ultra        Cap Equity     Opportunities       Value           Value
                                                          Fund           Fund            Fund            Fund            Fund
                                                      ------------   ------------    ------------    ------------    ------------
INVESTMENT INCOME
   Dividend income ...................................$    488,117   $    167,363    $    136,971    $     37,518    $    194,646
   Interest income ...................................   1,093,539            765         182,166           4,332         126,889
   Foreign taxes withheld ............................          --             --              --              --              --
                                                      ------------   ------------    ------------    ------------    ------------
         TOTAL INCOME ................................   1,581,656        168,128         319,137          41,850         321,535
EXPENSES
   Investment advisory fees - Note 3 .................   2,563,932        100,294         216,815          36,866         372,895
   Administrative fees - Note 3 ......................     510,056             --         107,942              --              --
   Subadministration fees - Note 3 ...................     297,127         19,568          62,719           5,996          57,064
   Custodian fees ....................................      64,402          6,757          21,869           2,190           7,246
   Audit fees ........................................     112,338          2,391          24,870          10,016          20,213
   Legal fees ........................................     124,594         13,091          28,028           3,694          32,835
   Printing expenses .................................      82,349          8,649          25,846             809           9,536
   Trustees fees - Note 5 ............................      71,232          4,056          14,337           1,413          13,226
   Transfer agent fees ...............................      72,344        125,750         127,499          23,974          97,143
   Registration fees .................................       6,052          1,101          13,602           2,476          22,978
   Insurance .........................................       9,933          6,881           7,785           1,139           6,543
   Other .............................................      14,566          7,677            (252)          5,772           8,353
                                                      ------------   ------------    ------------    ------------    ------------
         TOTAL EXPENSES ..............................   3,928,925        296,215         651,060          94,345         648,032
   Expenses borne by Investment Adviser - Note 3 .....      (1,838)       (16,310)         (6,743)        (39,069)         (1,331)
   Expenses waived by Investment Adviser - Note 3 ....          --        (11,513)             --              --              --
   Interest expense ..................................       1,271             --              --              --              --
                                                      ------------   ------------    ------------    ------------    ------------
         NET EXPENSES ................................   3,928,358        268,392         644,317          55,276         646,701
                                                      ------------   ------------    ------------    ------------    ------------
         NET INVESTMENT INCOME (LOSS) ................  (2,346,702)      (100,264)       (325,180)        (13,426)       (325,166)
                                                      ------------   ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
   Net realized gain (loss) on investments sold (a) ..  57,118,251     (2,554,100)        783,623         311,484        (768,911)
   Net realized gain (loss) on foreign currency
     transactions ........                                    (284)            --              --              --              --
                                                      ------------   ------------    ------------    ------------    ------------
         Net realized gain (loss) on investments
           and foreign currency transactions .........  57,117,967     (2,554,100)        783,623         311,484        (768,911)
                                                      ------------   ------------    ------------    ------------    ------------
   Change in net unrealized appreciation
        (depreciation) on investments (b) ............ (12,754,795)       382,228      (7,209,390)       (227,216)     (5,466,363)
   Change in net unrealized appreciation
     (depreciation) on foreign currency
     translations ....................................          --             --              --              --              --
                                                      ------------   ------------    ------------    ------------    ------------
         Net change in unrealized appreciation
           (depreciation) on investments and
           foreign currency translations ............. (12,754,795)       382,228      (7,209,390)       (227,216)     (5,466,363)
                                                      ------------   ------------    ------------    ------------    ------------
         NET GAIN (LOSS) .............................  44,363,172     (2,171,872)     (6,425,767)         84,268      (6,235,274)
                                                      ------------   ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...................................$ 42,016,470   $ (2,272,136)   $ (6,750,947)   $     70,842    $ (6,560,440)
                                                      ============   ============    ============    ============    ============




================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended October 31, 2002


                                                                  Emerging
                                                                   Markets      International
                                                                    Fund            Fund
                                                                ------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..........................    $    (34,213)    $     75,073
     Net realized gain (loss) on investments and
       foreign currency transactions .......................      (2,895,669)      (2,814,355)
     Change in net unrealized appreciation (depreciation) on
       investments and foreign currency translations .......       5,458,684        1,349,924
                                                                -------------    ------------
     Net increase (decrease) in net assets resulting
       from operations .....................................       2,528,802       (1,389,358)
                                                                -------------    ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ............................              --               --
     From net realized gains ...............................              --       (2,191,989)
                                                                ------------     ------------
                                                                          --       (2,191,989)
                                                                ------------     ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................      23,222,480          829,386
   Reinvestment of distributions ...........................              --        1,745,827
   Redemptions of shares ...................................     (28,591,928)     (13,416,291)
   Issuance of merger shares -- Note 10 ....................      16,739,750               --
                                                                ------------     ------------
     Total increase (decrease) from Investor
       Share transactions ..................................      11,370,302      (10,841,078)
                                                                ------------     ------------
   Total increase (decrease) in net assets .................      13,899,104      (14,422,425)
NET ASSETS
   Beginning of Period .....................................      29,220,492       20,849,674
                                                                ------------     ------------
   End of Period ...........................................    $ 43,119,596     $  6,427,249
                                                                ============     ============
Undistributed net investment income (loss) .................    $    (78,026)    $    187,267
                                                                ============     ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .........................................       2,459,626          125,263
   Reinvestment of distributions ...........................              --          260,960
   Redemption of shares ....................................      (3,345,046)      (2,061,519)
   Shares issued from merger ...............................       2,509,110               --
                                                                ------------     ------------
   Net increase (decrease) in Investor Shares ..............       1,623,690       (1,675,296)
                                                                ============     ============


The accompanying notes are an integral part of the financial statements.
================================================================================

                                                                                                         Small
                                                                     U.S. Large          U.S.            MidCap      Capitalization
                                                     Ultra           Cap Equity     Opportunities        Value            Value
                                                      Fund              Fund            Fund              Fund             Fund
                                                  ------------     -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:                              C>
     Net investment income (loss) ...............$ (2,346,702)    $    (100,264)   $    (325,180)   $     (13,426)   $    (325,166)
     Net realized gain (loss) on investments
       and foreign currency transactions ........  57,117,967        (2,554,100)         783,623          311,484         (768,911)
     Change in net unrealized appreciation
       (depreciation) on investments and
       foreign currency translations ............  (12,754,795)         382,228       (7,209,390)        (227,216)      (5,466,363)
                                                  ------------    -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations ................   42,016,470       (2,272,136)      (6,750,947)          70,842       (6,560,440)
                                                  ------------    -------------    -------------    -------------    -------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income .................           --          (40,954)              --               --               --
     From net realized gains ....................  (63,828,710)              --       (3,217,920)        (648,244)      (3,723,464)
                                                  ------------    -------------    -------------    -------------    -------------
                                                   (63,828,710)         (40,954)      (3,217,920)        (648,244)      (3,723,464)
                                                  ------------    -------------    -------------    -------------    -------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares ..............................   65,370,159          556,878       51,785,326        2,790,263       21,670,359
   Reinvestment of distributions ................   62,818,337           27,727        3,155,139          394,302        2,620,196
   Redemptions of shares ........................  (59,756,815)      (8,244,388)     (31,210,808)      (5,819,640)     (26,074,138)
   Issuance of merger shares -- Note 10 .........           --               --               --               --               --
                                                  ------------    -------------    -------------    -------------    -------------
     Total increase (decrease) from Investor
       Share transactions .......................   68,431,681       (7,659,783)      23,729,657       (2,635,075)      (1,783,583)
                                                  ------------    -------------    -------------    -------------    -------------
   Total increase (decrease) in net assets ......   46,619,441       (9,972,873)      13,760,790       (3,212,477)     (12,067,487)
NET ASSETS
   Beginning of Period ..........................  168,281,596       19,447,419       28,096,121        6,094,138       40,654,974
                                                  ------------    -------------    -------------    -------------    -------------
   End of Period ................................ $214,901,037    $   9,474,546    $  41,856,911    $   2,881,661    $  28,587,487
                                                  ============    =============    =============    =============    =============
Undistributed net investment income (loss) ...... $         --    $          --    $      71,449    $          --    $          --
                                                  ============    =============    =============    =============    =============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares ..............................    2,128,200          149,260        3,449,353          239,142        1,714,958
   Reinvestment of distributions ................    2,253,978)           7,183          204,349           34,987          202,332
   Redemption of shares .........................   (1,596,173       (2,196,211)      (2,175,107)        (524,618)      (2,137,349)
   Shares issued from merger ....................           --               --               --               --               --
                                                  ------------    -------------    -------------    -------------    -------------
   Net increase (decrease) in Investor Shares ...    2,786,005       (2,039,768)       1,478,595         (250,489)        (220,059)
                                                  ============    =============    =============    =============    =============

================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended October 31, 2001


                                                      Emerging
                                                       Markets       International        Ultra
                                                        Fund             Fund              Fund
                                                    -------------    -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..............    $     61,809    $     337,803     $   (522,978)
     Net realized gain (loss) on investments and
       foreign currency transactions ...........     (10,429,651)      (9,544,695)      64,997,119
     Change in net unrealized appreciation
       (depreciation) on investments and
       foreign currency translations ...........         (91,890)      (1,083,074)       8,631,610
                                                    ------------    -------------     ------------
     Net increase (decrease) in net assets
       resulting from operations ...............     (10,459,732)     (10,289,966)      73,105,751
                                                    ------------    -------------     ------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ................              --       (1,859,233)              --
     From net realized capital gains ...........              --      (41,526,854)     (36,592,388)
                                                    ------------    -------------     ------------
                                                              --      (43,386,087)     (36,592,388)
                                                    ------------    -------------     ------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .............................      26,457,678       51,879,232       36,951,610
   Reinvestment of distributions ...............              --       41,341,524       36,039,115
   Redemptions of shares .......................     (18,330,700)    (124,057,747)     (22,207,817)
                                                    ------------    -------------     ------------
     Total increase (decrease) from Investor
       Share transactions ......................       8,126,978      (30,836,991)      50,782,908
                                                    ------------    -------------     ------------
   Total increase (decrease) in net assets .....      (2,332,754)     (84,513,044)      87,296,271
NET ASSETS
   Beginning of Period .........................      31,553,246      105,362,718       80,985,325
                                                    ------------    -------------     ------------
   End of Period ...............................    $ 29,220,492    $  20,849,674     $168,281,596
                                                    ============    =============     ============
Undistributed (distributions in excess of) net
   investment income ...........................    $    (19,358)   $   2,081,342     $         --
                                                    ============    =============     ============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .............................       2,913,205        4,998,528        1,123,491
   Reinvestment of distributions ...............              --        4,201,374        1,343,239
   Redemption of shares ........................      (2,019,294)     (12,624,111)        (567,339)
                                                    ------------    -------------     ------------
   Net increase (decrease) in Investor Shares ..         893,911       (3,424,209)       1,899,391
                                                    ============    =============     ============


The accompanying notes are an integral part of the financial statements.
================================================================================

                                                                                                                          Small
                                                                     U.S. Large         U.S.            MidCap       Capitalization
                                                       Ultra        Cap Equity      Opportunities        Value            Value
                                                        Fund           Fund            Fund              Fund             Fund
                                                    -------------  -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   From Operations:
     Net investment income (loss) ..............   $   (522,978)   $     (23,497)   $    (237,041)   $      (8,751)   $    (352,530)
     Net realized gain (loss) on investments
       and foreign currency transactions .......     64,997,119       (3,566,452)       9,129,825          653,281        5,726,390
     Change in net unrealized appreciation
       (depreciation) on investments and
       foreign currency translations ...........      8,631,610       (6,798,033)      (8,433,977)      (1,227,677)      (2,701,063)
                                                   ------------    -------------    -------------    -------------    -------------
     Net increase (decrease) in net assets
       resulting from operations ...............     73,105,751      (10,387,982)         458,807         (583,147)       2,672,797
                                                   ------------    -------------    -------------    -------------    -------------
   Dividends and Distributions to Investor
     Shareholders:
     From net investment income ................             --               --               --           (4,226)              --
     From net realized capital gains ...........    (36,592,388)              --       (9,983,529)        (730,900)     (11,197,381)
                                                   ------------    -------------    -------------    -------------    -------------
                                                    (36,592,388)              --       (9,983,529)        (735,126)     (11,197,381)
                                                   ------------    -------------    -------------    -------------    -------------
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .............................     36,951,610        1,215,390       15,197,592        1,260,444       19,219,026
   Reinvestment of distributions ...............     36,039,115               --        9,844,243          667,099       10,717,533
   Redemptions of shares .......................    (22,207,817)     (19,707,084)     (51,057,974)      (2,675,981)     (33,997,202)
                                                   ------------    -------------    -------------    -------------    -------------
     Total increase (decrease) from Investor
       Share transactions ......................     50,782,908      (18,491,694)     (26,016,139)        (748,438)      (4,060,643)
                                                   ------------    -------------    -------------    -------------    -------------
   Total increase (decrease) in net assets .....     87,296,271      (28,879,676)     (35,540,861)      (2,066,711)     (12,585,227)
NET ASSETS
   Beginning of Period .........................     80,985,325       48,327,095       63,636,982        8,160,849       53,240,201
                                                   ------------    -------------    -------------    -------------    -------------
   End of Period ...............................   $168,281,596    $  19,447,419    $  28,096,121    $   6,094,138    $  40,654,974
                                                   ============    =============    =============    =============    =============
Undistributed (distributions in excess of) net
   investment income ...........................   $         --    $          --    $          --    $          --    $          --
                                                   ============    =============    =============    =============    =============
CHANGES IN FUND SHARES
INVESTOR SHARE TRANSACTIONS:
   Sales of shares .............................      1,123,491          271,190          972,058          100,573        1,383,799
   Reinvestment of distributions ...............      1,343,239               --          673,802           55,041          809,481
   Redemption of shares ........................       (567,339)      (4,551,263)      (3,327,868)        (211,733)      (2,472,424)
                                                   ------------    -------------    -------------    -------------    -------------
   Net increase (decrease) in Investor Shares ..      1,899,391       (4,280,073)      (1,682,008)         (56,119)        (279,144)
                                                   ============    =============    =============    =============    =============




================================================================================

-------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor
Share Outstanding Throughout each Period

                                               For the         For the        For the      For the       For the      For the
                                                 Year           Year           Year        Period         Year        Period
                                                 Ended          Ended          Ended        Ended         Ended        Ended
                                              October 31,    October 31,    October 31,   October 31,     May 31,      May 31,
                                                 2002           2001           2000        1999 (a)        1999       1998 (f)
                                               --------       --------       --------     --------       --------     --------
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............         $  $7.49        $ 10.49        $ 12.18        $10.62        $ 9.04       $10.00
                                               -------        -------        -------        ------        ------       ------
INVESTMENT OPERATIONS (b)
   Net Investment Income (Loss) ......             --            0.02          (0.18)        (0.03)         0.03         0.02
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions ...........            0.32          (3.02)         (0.90)         1.59          1.58        (0.98)
                                               -------        -------        -------        ------        ------       ------
   TOTAL FROM INVESTMENT OPERATIONS ..            0.32          (3.00)         (1.08)         1.56          1.61        (0.96)
                                               -------        -------        -------        ------        ------       ------
DISTRIBUTIONS FROM
   Net Investment Income .............              --             --          (0.12)           --         (0.03)          --
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions ....................              --             --          (0.49)           --            --           --
                                               -------        -------        -------        ------        ------       ------
   TOTAL DISTRIBUTIONS ...............              --             --          (0.61)           --         (0.03)          --
                                               -------        -------        -------        ------        ------       ------
NET ASSET VALUE, END OF PERIOD .......         $  7.81          $7.49        $ 10.49        $12.18        $10.62       $ 9.04
                                               =======        =======        =======        ======        ======       ======
TOTAL RETURN (C) .....................            4.27%        (28.60)%       (10.00)%       14.69%        17.88%       (9.60)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)         $43,120        $29,220        $31,553        $3,162        $2,218       $   18
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees ................            1.63%          1.70%          1.70%         1.70%(d)      1.65%        1.70%(d)
     Expenses excluding reimbursement/
       waiver of fees ................            2.39%          2.38%          2.35%         7.84%(d)     10.74%          --(e)
     Net investment income (loss)
       including reimbursement/
       waiver of fees ................           (0.10)%         0.20%         (0.61)%       (0.59)%(d)     0.51%        1.72%(d)
   Portfolio Turnover Rate (g) .......             167%           144%           192%          160%          177%(h)       23%(h)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Prior to September 17, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d) Annualized.
(e) Amount is not meaningful due to short period of operations.
(f) For the period October 31, 1997 (Commencement of Operations) through May 31, 1998.
(g) The portfolio turnover rates for the period ended May 31, 1998 and year ended May 31, 1999 represent the turnover of the underlying Portfolio, Schroder EM Core Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.
(h) Not annualized.




The accompanying notes are an integral part of the financial statements.
================================================================================

-------------------------------------------------------------------------------
SCHRODER INTERNATIONAL FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share Outstanding Throughout each Period

                                                                 For the Years Ended October 31,
                                                      2002        2001          2000         1999        1998
                                                    --------    ---------    ---------     ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $  7.26      $ 16.74     $  17.02      $  17.10    $  18.37
                                                    -------      -------     --------      --------    --------
INVESTMENT OPERATIONS (A)
   Net Investment Income ........................      0.04         0.09         0.15          0.07        0.23
   Net Realized and Unrealized Gain
     (Loss) on Investments and Foreign
     Currency Transactions ......................     (1.13)       (2.38)        1.24          3.20        0.34
                                                    -------      -------     --------      --------    --------
   TOTAL FROM INVESTMENT OPERATIONS .............     (1.09)       (2.29)        1.39          3.27        0.57
                                                    -------      -------     --------      --------    --------
DISTRIBUTIONS FROM
   Net Investment Income ........................        --        (0.31)       (0.07)        (0.18)      (0.29)
   Net Realized Gain on Investments
     and Foreign Currency
     Transactions ...............................     (0.80)       (6.88)       (1.60)        (3.17)      (1.55)
                                                    -------      -------     --------      --------    --------
   TOTAL DISTRIBUTIONS ..........................     (0.80)       (7.19)       (1.67)        (3.35)      (1.84)
                                                    -------      -------     --------      --------    --------
NET ASSET VALUE, END OF PERIOD ..................   $  5.37      $  7.26     $  16.74      $  17.02    $  17.10
                                                    =======      =======     ========      ========    ========
TOTAL RETURN (B) ................................    (17.20)%     (24.96)%       8.02%        21.82%       3.82%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ..........   $ 6,427      $20,850     $105,363      $157,620    $129,955
   Ratios to Average Net Assets: (a)
     Expenses including reimbursement/
       waiver of fees ...........................      1.14%        0.99%        0.99%         0.99%       0.99%
     Expenses excluding reimbursement/
       waiver of fees ...........................      1.94%        1.41%        1.14%         1.06%       1.08%
     Net investment income
       including reimbursement/
       waiver of fees ...........................      0.60%        0.57%        0.54%         0.60%       1.14%
   Portfolio Turnover Rate (c) ..................       111%         146%         132%           85%         53%

(a) From the period November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) The portfolio turnover rates for the years October 31, 1997 and October 31, 1998, represent the turnover of the underlying Portfolio, Schroder International Equity Portfolio. For the year ended October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 though October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.




The accompanying notes are an integral part of the financial statements.
================================================================================

-------------------------------------------------------------------------------
SCHRODER ULTRA FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share
Outstanding Throughout each Period


                                         For the       For the      For the     For the         For the      For the
                                           Year         Year         Year       Period           Year        Period
                                           Ended        Ended        Ended       Ended          Ended        Ended
                                        October 31,  October 31,  October 31,  October 31,      May 31,      May 31,
                                           2002         2001         2000       1999 (a)         1999       1998 (d)
                                         --------    --------     --------     --------        --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ....$ 46.07     $  46.19     $ 24.59       $20.18         $ 14.26      $10.00
                                         -------     --------     -------       ------         -------      ------
INVESTMENT OPERATIONS
   Net Investment Loss ..................  (0.36)       (0.14)      (0.11)       (0.06)          (0.13)      (0.04)
   Net Realized and Unrealized Gain
      on Investments ....................   7.94        23.15       28.83         4.47            8.28        4.50
                                         -------     --------     -------       ------         -------      ------
   TOTAL FROM INVESTMENT OPERATIONS .....   7.58        23.01       28.72         4.41            8.15        4.46
                                         -------     --------     -------       ------         -------      ------
DISTRIBUTIONS FROM
   Net Investment Income ................     --           --          --           --              --          --
   Net Realized Gain on Investments ..... (20.27)      (23.13)      (7.12)          --           (2.23)      (0.20)
                                         -------     --------     -------       ------         -------      ------
   TOTAL DISTRIBUTIONS .................. (20.27)      (23.13)      (7.12)          --           (2.23)      (0.20)
                                         -------     --------     -------       ------         -------      ------
NET ASSET VALUE, END OF PERIOD .......... $33.38     $  46.07     $ 46.19       $24.59          $20.18      $14.26
                                         =======     ========     =======       ======         =======      ======
TOTAL RETURN (B) ........................  25.15%       85.74%     154.40%       21.85%          64.56%      45.41%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's)   $214,901    $168,282     $80,985      $20,596         $14,317      $6,340
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees ...................   1.92%        2.00%       2.00%        2.00%(c)        2.00%       2.00%(c)
     Expenses excluding reimbursement/
       waiver of fees ...................   1.92%        2.03%       2.06%        2.53%(c)        3.27%       6.02%(c)
     Net investment loss
       including reimbursement/
       waiver of fees ...................  (1.14)%      (0.44)%     (0.40)%      (0.73)%(c)      (1.10)%    ( 0.77)%(c)
   Portfolio Turnover Rate ..............    498%         619%        725%         173%(e)         341%        166%(e)

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(c) Annualized.
(d) The Fund commenced operations on October 15, 1997.
(e) Not annualized.




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER U.S. LARGE CAP EQUITY FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share
Outstanding Throughout each Period

                                                                 For the Years Ended October 31,
                                                    2002           2001           2000           1999           1998
                                                  --------      ---------      ---------      ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD .....         $ 3.55        $  4.95          $6.73          $7.79          $9.82
                                                   ------        -------        -------        -------        -------
INVESTMENT OPERATIONS
   Net Investment Loss ...................          (0.03)            --(a)       (0.02)         (0.06)         (0.06)
   Net Realized and Unrealized Gain
     (Loss) on Investments ...............          (0.75)         (1.40)          1.26           2.00           0.78
                                                   ------        -------        -------        -------        -------
   TOTAL FROM INVESTMENT OPERATIONS ......          (0.78)         (1.40)          1.24           1.94           0.72
                                                   ------        -------        -------        -------        -------
DISTRIBUTIONS FROM
   Net Investment Income .................          (0.01)            --             --             --             --
   Net Realized Gain on Investments ......             --             --          (2.68)         (3.00)         (2.75)
   Return of Capital .....................             --             --          (0.34)            --             --
                                                   ------        -------        - ------       -------        -------
   TOTAL DISTRIBUTIONS ...................          (0.01)            --          (3.02)         (3.00)         (2.75)
                                                   ------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD ...........         $ 2.76          $3.55          $4.95          $6.73        $  7.79
                                                   ======        =======        =======        =======        =======
TOTAL RETURN (B) .........................         (22.05)%       (28.28)%        18.73%         30.95%          8.87%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) (c)         $9,475        $19,447        $48,327        $14,110        $12,540
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees ....................           2.01%          1.50%          1.40%          1.50%          1.50%
     Expenses excluding reimbursement/
       waiver of fees ....................           2.22%          1.76%          1.55%          1.99%          1.85%
     Net investment loss
       including reimbursement/
       waiver of fees ....................          (0.75)%        (0.08)%        (0.79)%        (0.93)%        (0.71)%
   Portfolio Turnover Rate ...............             57%            62%           195%            87%           209%

(a) Amount was less than $(0.01) per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) Net assets as of October 31, 2000 reflect the Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

The accompanying notes are an integral part of the financial statements.
================================================================================

-------------------------------------------------------------------------------
SCHRODER U.S. OPPORTUNITIES FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share Outstanding Throughout each Period

                                             For the        For the        For the       For the              For the
                                              Year           Year           Year         Period             Year Ended
                                              Ended          Ended          Ended         Ended               May 31,
                                           October 31,    October 31,    October 31,   October 31,     ----------------------
                                              2002           2001           2000        1999 (a)         1999           1998
                                            -------        -------        -------       ---------      ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...... $ 15.17         $18.01         $12.79         $12.80       $ 14.76        $ 13.26
                                            -------        -------        -------        -------       -------        -------
INVESTMENT OPERATIONS (B)
   Net Investment Loss ....................   (0.10)         (0.13)         (0.08)         (0.03)        (0.09)         (0.06)
   Net Realized and Unrealized Gain
     (Loss) on Investments ................   (1.15)          0.59           5.30           0.02         (1.84)          2.82
                                            -------        -------        -------        -------       -------        -------
   TOTAL FROM INVESTMENT OPERATIONS .......   (1.25)          0.46           5.22          (0.01)        (1.93)          2.76
                                            -------        -------        -------        -------       -------        -------
DISTRIBUTIONS FROM
   Net Investment Income ..................      --             --             --             --            --             --
   Net Realized Gain on Investments .......   (1.35)         (3.30)            --             --         (0.03)         (1.26)
                                            -------        -------        -------        -------       -------        -------
   TOTAL DISTRIBUTIONS ....................   (1.35)         (3.30)            --             --         (0.03)         (1.26)
                                            -------        -------        -------        -------       -------        -------
NET ASSET VALUE, END OF PERIOD ............ $ 12.57        $ 15.17        $ 18.01        $ 12.79       $ 12.80        $ 14.76
                                            =======        =======        =======        =======       =======        =======
TOTAL RETURN (C) ..........................   (9.91)%         3.25%         40.81%         (0.08)%      (13.08)%        21.63%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) .... $41,857        $28,096        $63,637        $42,177       $47,870        $51,679
   Ratios to Average Net Assets: (b)
     Expenses including reimbursement/
       waiver of fees .....................    1.49%          1.49%          1.18%          1.35%(d)      1.42%          1.37%
     Expenses excluding reimbursement/
       waiver of fees .....................    1.50%          1.83%          1.18%          1.35%(d)      1.45%          1.37%
     Net investment loss
       including reimbursement/
       waiver of fees .....................   (0.75)%        (0.79)%        (0.55)%        (0.54)%(d)    (0.65)%        (0.51)%
   Portfolio Turnover Rate (e) ............      81%           105%           172%            52%(f)       119%            55%

(a) Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31.
(b) From November 1, 1996 to May 31, 1999, the Fund recognized its proportionate share of income, expenses, and gains/losses of its underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.
(d)  Annualized.
(e) The portfolio turnover rates for the periods November 1, 1996 through May 31, 1999, represent the turnover of the underlying Portfolio, Schroder U.S. Smaller Companies Portfolio. The rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.
(f)  Not annualized.




The accompanying notes are an integral part of the financial statements.
================================================================================

--------------------------------------------------------------------------------
SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES
--------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share Outstanding Throughout each Period

                                                                       For the Years Ended October 31,
                                                     ------------------------------------------------------------------
                                                      2002            2001          2000           1999           1998
                                                     ------          ------        ------         ------         ------
NET ASSET VALUE, BEGINNING OF PERIOD .......         $11.11          $13.50        $10.88        $  9.72        $ 10.36
                                                     ------          ------        ------        -------        -------
INVESTMENT OPERATIONS
   Net Investment Loss .....................          (0.05)          (0.02)        (0.01)            --          (0.01)
   Net Realized and Unrealized Gain
     (Loss) on Investments .................          (0.46)(c)       (1.13)         2.63           1.16          (0.63)
                                                     ------          ------        ------        -------        -------
   TOTAL FROM INVESTMENT OPERATIONS ........          (0.51)          (1.15)         2.62           1.16          (0.64)
                                                     ------          ------        ------        ------         -------
DISTRIBUTIONS FROM
   Net Investment Income ...................             --           (0.01)           --(a)          --             --
   Net Realized Gain on Investments ........          (0.93)          (1.23)           --             --             --
                                                     ------          ------        ------        -------        -------
   TOTAL DISTRIBUTIONS .....................          (0.93)          (1.24)           --             --             --
                                                     ------          ------        ------        - -----        -------
NET ASSET VALUE, END OF PERIOD .............         $ 9.67          $11.11        $13.50        $ 10.88          $9.72
                                                     ======          ======        ======        =======        =======
TOTAL RETURN (B) ...........................          (5.80)%         (9.30)%       24.11%         11.98%         (6.18)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) .....         $2,882          $6,094        $8,161        $11,179        $10,484
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees ......................           1.35%           1.35%         1.35%          1.35%          1.35%
     Expenses excluding reimbursement/
       waiver of fees ......................           2.30%           3.43%         2.59%          2.28%          2.47%
     Net investment loss
       including reimbursement/
       waiver of fees ......................          (0.33)%         (0.12)%       (0.03)%        (0.03)%        (0.06)%
   Portfolio Turnover Rate .................            102%            149%          141%           175%           166%

(a) Amount was less than $0.01 per share.
(b) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3).
(c) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.




The accompanying notes are an integral part of the financial statements.
================================================================================

-------------------------------------------------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES
-------------------------------------------------------------------------------

Financial Highlights
Selected Per Share Data and Ratios for an Investor Share Outstanding Throughout each Period

                                                                 For the Years Ended October 31,
                                                    ------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                   -------        -------        -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD .....          $13.50        $ 16.18        $ 13.10        $ 12.91        $ 17.67
                                                   -------        -------        -------        -------        -------
INVESTMENT OPERATIONS
   Net Investment Loss ...................           (0.12)         (0.12)         (0.09)         (0.08)         (0.02)
   Net Realized and Unrealized Gain
     (Loss) on Investments ...............           (2.04)          0.89           3.74           0.51          (2.05)
                                                   -------        -------        -------        -------        -------
   TOTAL FROM INVESTMENT OPERATIONS ......           (2.16)          0.77           3.65           0.43          (2.07)
                                                   -------        -------        -------        -------        -------
DISTRIBUTIONS FROM
   Net Investment Income .................               --            --             --             --             --
   Net Realized Gain on Investments ......           (1.10)         (3.45)         (0.57)         (0.24)         (2.69)
                                                   -------        -------        -------        -------        -------
   TOTAL DISTRIBUTIONS ...................           (1.10)         (3.45)         (0.57)         (0.24)         (2.69)
                                                   -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD ...........          $10.24        $ 13.50        $ 16.18        $ 13.10        $ 12.91
                                                   =======        =======        =======        =======        =======
TOTAL RETURN .............................          (17.74)%(a)      5.17%         28.98%          3.40%        (13.29)%
RATIOS AND SUPPLEMENTAL DATA:
   Net Assets at End of Period (000's) ...         $28,587        $40,655        $53,240        $60,206        $67,814
   Ratios to Average Net Assets:
     Expenses including reimbursement/
       waiver of fees ....................            1.65%          1.66%          1.44%          1.50%          1.29%
     Expenses excluding reimbursement/
       waiver of fees ....................            1.65%          1.66%          1.44%          1.50%          1.29%
     Net investment loss
       including reimbursement/
       waiver of fees ....................           (0.83)%        (0.73)%        (0.39)%        (0.54)%        (0.14)%
   Portfolio Turnover Rate ...............              85%            92%           104%           102%            88%

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see Note 3).




The accompanying notes are an integral part of the financial statements.
================================================================================
                                        46
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
October 31, 2002

NOTE 1 -- ORGANIZATION

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into five separate investment portfolios: Schroder Emerging Markets Fund, Schroder International Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund and Schroder U.S. Opportunities Fund (formerly Schroder U.S. Smaller Companies Fund) (collectively, the "SCFD Funds").

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into two separate investment portfolios -- Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (collectively, the "SST Funds" and, together with the SCFD Funds, the "Funds").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with accounting principles generally accepted in the United States of America.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Funds' Board of Trustees ("Trustees").

REPURCHASE AGREEMENTS: When entering into repurchase agreements, it is each Fund's policy (other than Schroder U.S. Large Cap Equity Fund which is prohibited from investing in repurchase agreements) that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on realized gains and unrealized appreciation.



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                                        47
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized on the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

EXPENSES: Expenses are recorded on an accrual basis. Most of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

DERIVATIVE INSTRUMENTS: Certain Funds may purchase and sell a variety of "derivative" instruments (for example options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

REDEMPTIONS IN-KIND: The following Funds had redemptions-in-kind during the year ended October 31, 2001, which are included in total redemptions on the Statement of Changes in Net Assets:

Fund                                     Amount                Shares
--------                               -----------            ----------
Schroder International Fund            $25,904,638            2,856,079
Schroder U.S. Opportunities Fund        28,835,125            1,968,268

Schroder International Fund and Schroder U.S. Opportunities Fund realized $1,573,068 of net capital losses and $5,925,795 of net capital gains, respectively, resulting from in-kind redemptions -- in which shareholders exchange Fund shares for securities held by the Fund rather than for cash. Because net gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from accumulated net realized gains (losses) to paid-in capital.



================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002

EQUITY-LINKED WARRANTS: The Emerging Markets and International Funds each may invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.


NOTE 3 -- INVESTMENT ADVISORY FEES AND ADMINISTRATION AGREEMENTS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc., ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 1.00% for Schroder Emerging Markets Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder International Fund; 1.25% for Schroder Ultra Fund; 0.75% of the first $100 million, and 0.50% in excess of $100 million for Schroder U.S. Large Cap Equity Fund; 0.50% up to $100 million, 0.40% of the next $150 million, and 0.35% in excess of $250 million for Schroder U.S. Opportunities Fund; 0.90% for Schroder MidCap Value Fund; and 0.95% for Schroder Small Capitalization Value Fund. SIMNA has contractually agreed to limit the investment advisory fees payable to it by Schroder International Fund through October 31, 2002 to the annual rate of 0.45% of that Fund's average daily net assets. SIMNA also agreed to limit the advisory fees paid to it by Schroder U.S. Large Cap Equity Fund to 0.50% through January 27, 2002.

The administrator of each series of SCFD (other than Schroder U.S. Large Cap Equity Fund) is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate payable monthly of: 0.225% of the average daily net assets of Schroder International Fund; and 0.25% of the average daily net assets of Schroder Emerging Markets Fund, Schroder Ultra Fund and Schroder U.S. Opportunities Fund.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Fund Services (formerly SEI Investments Mutual Fund Services) ("SEI") and Schroder Advisors and SST entered into an administration and accounting agreement with SEI. Under the agreement with SEI, the Funds, together with all mutual funds managed by Schroder, pay fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.15% on the first $300 million of such assets and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses.

From June 1, 1999 to November 4, 2001, the Funds received sub-administration and accounting services from State Street Bank and Trust Company ("State Street"). From June 1, 1999 to November 4, 2001, State Street received fees from the Funds based on the combined average daily net assets of all the Funds in the Schroder Fund complex according to the following annual rates: 0.06% on the first $1.7 billion of such assets; 0.04% on the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period June 1, 2001 to November 4, 2001.

In order to limit the Fund's expenses, SIMNA and Schroder Advisors were contractually obligated to reduce their compensation (and, if necessary, to pay certain expenses of each of the Funds) for the fiscal year ended October 31, 2001, to the extent a Fund's Investor Shares total operating expenses exceeded the following annual rates (based on average net assets of each Fund's Investor Shares taken separately): Schroder Emerging Markets Fund: 1.70%; Schroder
International Fund: 0.99%; Schroder Ultra Fund: 2.00%; Schroder U.S. Large Cap Equity Fund: 1.50%; Schroder U.S. Opportunities Fund:

================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002

1.49%; Schroder MidCap Value Fund: 1.35%; and Schroder Small Capitalization Value Fund: 1.70%. Except as noted in the following sentences, these contractual expense limitations were extended through October 31, 2002. Effective January 28, 2002 through October 31, 2002 the expense limitation for Schroder International Fund was increased to 1.25% and there is no longer any limitation on the expenses of Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund or Schroder U.S. Opportunities Fund. Effective September 20, 2002 through October 31, 2002 the expense limitation on the expenses of the Schroder Emerging Markets Fund was reduced to 1.50%.

NOTE 4 -- REDEMPTION FEE

Schroder International Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) three months or less from their date of purchase. This charge is designed to cover transaction costs that the Fund incurs (directly and indirectly) as a result of its sale of portfolio securities. The fee, which is not a sales charge, is retained by the Fund and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statement of Changes in Net Assets shares redeemed amount, and are included as part of Capital Paid-in on the Statement of Assets and Liabilities. The redemption fee applies only to Fund shares purchased on or after November 1, 2000. The redemption fees paid to the Fund for the year ended October 31, 2002 totalled $5,035.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors receive an annual retainer of $11,000 and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds receive an additional $1,000 per year. Trustees' fees are allocated among the various Funds based on their relative net assets. Payment of meeting fees will be allocated only among those Funds to which the meeting relates.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2002 were as follows:
                                             Purchases                 Sales
                                           ------------            -------------
Schroder Emerging Markets Fund ........... $ 68,801,973            $ 55,500,912
Schroder International Fund ..............   11,999,276              21,406,299
Schroder Ultra Fund ......................  670,437,516             699,189,770
Schroder U.S. Large Cap Equity Fund ......    7,513,756              15,147,772
Schroder U.S. Opportunities Fund .........   49,683,285              30,904,161
Schroder MidCap Value Fund ...............    3,913,167               6,802,924
Schroder Small Capitalization Value Fund .   31,423,620              34,659,142

NOTE 7 -- FEDERAL INCOMETAXES

It is the policy of the Funds for each Fund to continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for transactions in certain futures and options, foreign currency transactions, non-taxable dividends, investments in passive foreign investment companies, gains resulting from distributions in-kind and losses deferred due to wash sales. The Funds may also utilize earnings and profits distributed to

================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002

shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions from short term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2002, the Funds reclassified the following amounts between paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss):

                                                                     Increase (Decrease)    Increase (Decrease)
                                               Increase (Decrease)    Undistributed Net         Accumulated
                                                 Paid in Capital      Investment Income    Realized Gain (Loss)
                                               ------------------    ------------------    -------------------
Schroder Emerging Markets Fund ...............   $(31,318,146)             $ (3,920)             $31,322,066
Schroder International Fund ..................           (357)           (1,969,148)               1,969,505
Schroder Ultra Fund ..........................             --             2,346,702               (2,346,702)
Schroder U.S. Large Cap Equity Fund ..........       (141,218)              141,218                       --
Schroder U.S. Opportunities Fund .............        363,661               396,629                 (760,290)
Schroder MidCap Value Fund ...................         (1,088)               13,426                  (12,338)
Schroder Small Capitalization Value Fund .....       (325,278)              325,166                      112

These reclassifications had no impact on the net asset value of the Funds and are designated to present each Fund's capital accounts on a tax basis.

The tax character of dividends and distributions paid during the years ended October 31, 2002 and October 31, 2001 were as follows:

                                              Ordinary        Long-Term       Return
                                               Income       Capital Gain    of Capital      Total
                                            ------------ ---------------   -----------    ------------
Schroder Emerging Markets Fund
   2002 ..................................  $         --    $         --   $       --     $        --
   2001 ..................................            --              --           --              --
Schroder International Fund
   2002 ..................................     2,191,989              --           --       2,191,989
   2001 ..................................     1,859,233      41,526,854           --      43,386,087
Schroder Ultra Fund
   2002 ..................................    58,559,510       5,269,200           --      63,828,710
   2001 ..................................            --      36,592,388           --      36,592,388
Schroder U.S. Large Cap Equity Fund
   2002 ..................................            --              --       40,954          40,954
   2001 ..................................            --              --           --              --
Schroder U.S. Opportunities Fund (1)
   2002 ..................................            --       3,217,920           --       3,217,920
   2001 ..................................            --       9,983,529           --       9,983,529
Schroder MidCap Value Fund
   2002 ..................................            --         648,244           --         648,244
   2001 ..................................         4,226         730,900           --         735,126
Schroder Small Capitalization Value Fund
   2002 ..................................            --       3,723,352          112       3,723,464
   2001 ..................................            --      11,197,381           --      11,197,381

------------------
(1) The Schroder U.S. Opportunities Fund has a tax year end of May 31. The distributions represent those made during the fiscal years ended October 31.




===============================================================================

-------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
-------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002

As of October 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                 Total
                                                                                                             Distributable
                               Undistributed   Undistributed    Capital        Unrealized       Other          Earnings
                                 Ordinary        Long-Term       Loss         Appreciation    Temporary      (Accumulated
                                  Income       Capital Gain   Carryforward   (Depreciation)   Differences       Losses)
                              -------------   -------------  -------------    ------------     -----------   ------------
Schroder Emerging
   Markets Fund ............   $         --   $         --   $(20,996,049)    $(3,234,634)     $       (2)   $(24,230,685)
Schroder International
   Fund ....................        197,534             --    (13,060,725)     (1,565,483)             --     (14,428,674)
Schroder Ultra
   Fund ....................     44,120,138      9,010,964             --       4,807,871              --      57,938,973
Schroder U.S. Large
   Cap Equity Fund .........             --             --     (5,902,021)     (2,219,454)             --      (8,121,475)
Schroder U.S. ..............
   Opportunities Fund (1) ..             --      1,118,609             --      (4,915,851)     (1,503,141)     (5,300,383)
Schroder MidCap
   Value Fund ..............         41,514        257,827             --         148,845              --         448,186
Schroder Small
   Capitalization Value Fund             --             --       (889,924)      1,161,866               4         271,946

As of October 31, 2002, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows:

                                                                    Expiration
                                                                      Dates
                                                   Amount           October 31,
                                                 -----------         --------
Schroder Emerging Markets Fund ..................$ 1,291,678           2007
                                                   2,912,590           2008
                                                  13,879,728           2009
                                                   2,912,053           2010
Schroder International Fund .....................  9,620,366           2009
                                                   3,440,359           2010
Schroder U.S. Large Cap Equity Fund .............  3,389,363           2009
                                                   2,512,658           2010
Schroder Small Capitalization Value Fund ........    889,924           2010

As of September 20, 2002, the Schroder Emerging Markets Fund charged paid in capital $31,240,268 and credited accumulated net realized loss $31,240,268. Due to the Schroder Emerging Markets Fund merger (Note 10), the Schroder Emerging Markets Fund forfeited $31,240,268 in capital loss carryovers from prior years. The Schroder Emerging Markets Fund has capital loss carryovers of $20,996,049, which may be applied against any realized net taxable gains until the expiration date (see previous schedule for breakdown). The Schroder Emerging Markets Fund did not utilize any net tax basis capital losses during the current year to offset any net realized gains from investment transactions.




------------------
(1) The components of distributable earnings for the Schroder U.S. Opportunities Fund are estimated at October 31, 2002. The actual amounts to be distributed will not be determined until May 31, 2003 when the Fund completes its tax year end.
===============================================================================

-------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
-------------------------------------------------------------------------------

Notes to Financial Statements (CONTINUED)
October 31, 2002


At October 31,  2002,  the  identified  cost for Federal  income tax purposes of
investments   owned  by  each  Fund  and  their   respective   gross  unrealized
appreciation and depreciation were as follows:


                                                                 Gross Unrealized         Net Unrealized
                                            Identified           ----------------          Appreciation
                                             Tax Cost      Appreciation  (Depreciation)   (Depreciation)
                                           ------------     ----------    ------------    ------------
Schroder Emerging Markets Fund .........    $46,455,399     $3,716,821    $(6,889,687)    $(3,172,866)
Schroder International Fund ............      7,899,217        104,484     (1,676,641)     (1,572,157)
Schroder Ultra Fund ....................    215,547,032      8,852,347     (4,044,476)      4,807,871
Schroder U.S. Large Cap Fund ...........     11,743,652        390,466     (2,609,920)     (2,219,454)
Schroder U.S. Opportunities Fund .......     44,721,968      3,050,245     (7,966,096)     (4,915,851)
Schroder MidCap Value Fund .............      2,774,799        325,885       (177,040)        148,845
Schroder Small Capitalization
  Value Fund ...........................     28,186,329      3,535,881     (2,374,015)      1,161,866

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Schroder International Fund has a relatively large number of portfolio securities invested in companies domiciled in Japan, and the United Kingdom. The Fund may be more susceptible to political, social and economic events adversely affecting those countries than securities not so invested.

Schroder Emerging Markets Fund may invest more than 25% of its total assets in issuers located in any one country. To the extent that it does so, the Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Fund invests in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Option contracts involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Options also involve the risk that the other party to the transaction will be unable to meet its obligation or that the Funds will be unable to close out the position at any particular time or at an acceptable price.

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning beneficially or of record 5% or more of shares of a Fund outstanding as of October 31, 2002 and the total percentage of shares of the Fund held by such shareholders.

                                                 5% or Greater Shareholders
                                                 --------------------------
                                                 Number     % of Fund Held
                                                 --------   --------------
Schroder Emerging Markets Fund ................    7           83.64%
Schroder International Fund ...................    2           69.31%
Schroder Ultra Fund ...........................    3           60.92%
Schroder U.S. Large Cap Equity Fund ...........    3           35.81%
Schroder U.S. Opportunities Fund ..............    5           67.12%
Schroder MidCap Value Fund ....................    6           91.96%
Schroder Small Capitalization Value Fund ......    4           40.77%




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                                       53
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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (CONCLUDED)
October 31, 2002

NOTE 10 -- MERGER

As of the close of business on September 20, 2002, Schroder Emerging Markets Fund acquired all the net assets of Schroder Emerging Markets Fund Institutional Portfolio, a series of Schroder Capital Funds (Delaware), pursuant to a plan of reorganization approved by the shareholders of Schroder Emerging Markets Fund Institutional Portfolio on September 5, 2002.

The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                                                       At Close of Business September 20, 2002
                                          ------------------------------------------------------------
                                              Schroder Emerging
                                                Markets Fund
                                           Institutional Portfolio
                                           ------------------------
                                                                                       Schroder
                                           Investor        Advisor       Emerging       Merged
                                            Shares         Shares      Markets Fund     Assets
                                          -----------   -----------     -----------   -----------
Net Assets* ............................  $13,952,640   $ 2,787,110     $26,254,161   $42,993,911
Unrealized Appreciation
 (Depreciation) ........................      838,793    (1,766,057)     (1,545,006)   (2,472,270)
Shares Outstanding .....................    2,091,257       417,853       3,441,595     5,635,763
Net Asset Value Per Share ..............         6.67          6.67            7.63          7.63

NOTE 11 -- SUBSEQUENT EVENT

Effective January 1, 2003, Jenny B. Jones will replace Ira Unschuld as the portfolio manager primarily responsible for making investment decisions for Schroder Ultra Fund and Schroder U.S. Opportunities Fund. Formerly, Ms. Jones was employed as a portfolio manager at Morgan Stanley Investment Advisors Inc. Since October 31, 2002 there have been substantial redemptions in Schroder Ultra Fund; as of December 13, 2002, total assets of that Fund were $60,715,854.









------------------------------
*Net assets for the Schroder Emerging Markets Fund  Institutional  Portfolio was
 $16,739,750 which included net investment loss of $20,535, accumulated losses of $38,667,601 and unrealized losses of $927,417.

================================================================================

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Report of Independent Accountants


To the Board of Trustees and Shareholders of Schroder Capital Funds (Delaware) and Schroder Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Emerging Markets Fund, Schroder International Fund, Schroder Ultra Fund, Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund (formerly Schroder U.S. Smaller Companies
Fund) (constituting Schroder Capital Funds (Delaware)), and Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund (constituting Schroder Series Trust) (collectively the "Funds") at October 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended (for Schroder Series Trust) and for each of the periods presented (for Schroder Capital Funds (Delaware)), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for Schroder Series Trust for each of the periods ended on or before October 31, 1999, were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial highlights in their report dated December 14, 1999.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 18, 2002



================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------


SHAREHOLDER MEETING (UNAUDITED)

A meeting of the Shareholders of one series of Schroder Capital Funds (Delaware) was held on January 10, 2002 at the offices of the Trust, 787 Seventh Avenue, New York, New York. The matters voted upon by Shareholders and the resulting votes are presented below:


SCHRODER U.S. LARGE CAP EQUITY FUND

PROPOSAL I.A. Proposal to eliminate the Fund's fundamental policy regarding short sales.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,495,832.386           66,205.086             1,358,699.619

PROPOSAL I.E. Proposal to eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,512,804.851           52,866.886             1,355,065.354

PROPOSAL I.F. Proposal to revise the Fund's fundamental policy regarding limits on acquiring the voting securities of any one issuer.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,524,864.026           40,416.470             1,355,456.595

PROPOSAL I.H. Proposal to revise the Fund's fundamental policy regarding investing in commodities or commodity contracts.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,517,983.527           48,330.904             1,354,422.660

PROPOSAL I.I. Proposal to eliminate the Fund's fundamental policy regarding purchasing securities on margin.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,496,458.088           60,307.661             1,363,971.342

PROPOSAL I.J. Proposal to eliminate the Fund's fundamental policy regarding puts and calls.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,497,052.232           59,801.356             1,363,883.503



================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------


PROPOSAL I.K. Proposal to revise the Fund's fundamental policy regarding lending portfolio securities.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               2,858,620.165           39,027.976              23,088.950

PROPOSAL I.N. Proposal to eliminate the Fund's fundamental policy regarding investments in illiquid securities.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,495,289.172           60,436.176             1,365,011.743

PROPOSAL I.O. Proposal to revise the Fund's fundamental policy regarding issuing shares senior to the Fund's shares of beneficial interest.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,501,406.981           47,315.111             1,372,014.999

PROPOSAL I.P. Proposal to eliminate the Fund's fundamental policy regarding the purchase of securities of other investment companies.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               2,847,098.104           59,253.491              14,385.496

PROPOSAL I.Q. Proposal to revise the Fund's fundamental policy regarding underwriting of securities of other issuers.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,500,135.598           61,936.846             1,358,664.647

PROPOSAL I.R. Proposal to eliminate the Fund's fundamental policy limiting aggregate acquisition of underwritten securities and certain evidences of indebtedness.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               1,498,452.623           58,237.062             1,364,047.406

PROPOSAL II. Proposal to amend the Trust Instrument to eliminate the requirement of shareholder approval for the termination of certain Series of the Trust.

VOTES
                    For                  Against                 Abstain
               -------------           ----------             -------------
               2,838,481.935           67,515.206              14,739.950


================================================================================

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

Trustees (Unaudited)

                                                             Term of
                                                             Office
                                                               and
                                  Position(s)                Length                            Principal
Name, Age                        Held with the               of Time                         Occupation(s)
and Address                          Trust                   Served                       During Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Hon. David N. Dinkins, 75           Trustee                Indefinite           Professor, Columbia University School
875 Third Avenue, 22nd Fl.                                 Since 1994           of International and Public Affairs
New York, NY 10022

Peter E. Guernsey, 81               Trustee                Indefinite           Formerly, Senior Vice President,
875 Third Avenue, 22nd Fl.                             Since 1975 (SCF(D))      Marsh & McLennan, Inc.
New York, NY 10022                                      Since 1993 (SST)

John I. Howell, 85                  Trustee                Indefinite           Private Consultant since 1987
875 Third Avenue, 22nd Fl.                             Since 1975 (SCF(D))
New York, NY 10022                                      Since 1993 (SST)

Peter S. Knight, 50                 Trustee                Indefinite           Managing Director, MetWest Financial
875 Third Avenue, 22nd Fl.                                 Since 1993
New York, NY 10022

Catherine A. Mazza*, 42       Trustee and President         Indefinite          Senior Vice President, Schroder;
875 Third Avenue, 22nd Fl.                                 Since 2000           President and Director,
New York, NY 10022                                                              Schroder Fund Advisors Inc.


William L. Means, 66                Trustee                Indefinite           Formerly, Chief Investment Officer,
875 Third Avenue, 22nd Fl.                                 Since 1997           Alaska Permanent Fund Corporation
New York, NY 10022

Clarence F. Michalis, 80            Trustee                Indefinite           Chairman of the Board of Directors,
875 Third Avenue, 22nd Fl.                             Since 1969 (SCF(D))      Josiah Macy, Jr., Foundation
New York, NY 10022                                      Since 1993 (SST)

Hermann C. Schwab, 82               Trustee                Indefinite           Formerly, consultant to Schroder Capital
875 Third Avenue, 22nd Fl.                             Since 1969 (SCF(D))      Management International Inc.
New York, NY 10022                                      Since 1993 (SST)


------------------
*Trustee who is deemed to be an "interested person" of the Trust as defined in the 1940 Act is referred to as an "Interested Trustee." Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

                                           Number of Funds
                                         in Schroder Capital
                                        Funds (Delaware) and                          Other
                                        Schroder Series Trust                     Directorships
Name, Age                                    Overseen by                             Held by
and Address                                 Board Member                          Board Member
---------------------------------------------------------------------------------------------------------------------

Hon. David N. Dinkins, 75                        All                       Director, American Stock Exchange, Carver
875 Third Avenue, 22nd Fl.                                                 Federal Savings Bank, Transderm Laboratory
New York, NY 10022                                                         Corp. and The Cosmetic Center, Inc.

Peter E. Guernsey, 81                            All                       Retired
875 Third Avenue, 22nd Fl.
New York, NY 10022

John I. Howell, 85                               All                       Director, American International Life Assurance
875 Third Avenue, 22nd Fl.                                                 Company of New York
New York, NY 10022

Peter S. Knight, 50                              All                       Director, Medicis Pharmaceutical Corp.,
875 Third Avenue, 22nd Fl.                                                 Whitman Education Group, Inc., EntreMed, Inc.
New York, NY 10022                                                         and Pharmaceutical Resources, Inc.

Catherine A. Mazza*, 42                          All                       N/A
875 Third Avenue, 22nd Fl.
New York, NY 10022


William L. Means, 66                             All                       Retired
875 Third Avenue, 22nd Fl.
New York, NY 10022

Clarence F. Michalis, 80                         All                       Chairman of the Board of Directors, Josiah Macy,
875 Third Avenue, 22nd Fl.                                                 Jr., Foundation
New York, NY 10022

Hermann C. Schwab, 82                            All                       Trustee, St. Luke's/Roosevelt Hospital Center
875 Third Avenue, 22nd Fl.                                                 (Retired)
New York, NY 10022




================================================================================

                                       58 & 59

-----------------------------------------------------------------------------

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a October 31, 2002 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2002, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2002, each portfolio is designated the following items with regard to distributions paid during the year.

                          LONG TERM    QUALIFIED
                         (20% RATE)     5-YEAR       ORDINARY                                                  FOREIGN
                        CAPITAL GAIN     GAIN         INCOME       TAX-EXEMPT      TOTAL       QUALIFYING        TAX
FUND                    DISTRIBUTION DISTRIBUTION  DISTRIBUTIONS(1) INTEREST   DISTRIBUTIONS  DIVIDENDS (2)    CREDIT (3)
----                    ------------ ------------  --------------- ----------  -------------  -------------    ----------
Schroder Emerging
  Markets Fund ..........     --%          --%          --%            --%             --%          --%           --%
Schroder International
  Fund ..................     --%          --%      100.00%            --%         100.00%          --%         0.76%
Schroder Ultra Fund .....   8.26%          --%       91.74%            --%         100.00%          --%           --%
Schroder U.S. Large
   Cap Equity Fund ......     --%          --%          --%            --%             --%        0.56%           --%
Schroder U.S.
   Opportunities Fund ... 100.00%          --%          --%            --%         100.00%          --%           --%
Schroder MidCap
  Value Fund ............ 100.00%          --%          --%            --%         100.00%          --%           --%
Schroder Small
  Capitalization Value
  Fund .................. 100.00%          --%          --%            --%         100.00%          --%           --%

(1) Ordinary Income distributions includes foreign exchange gains and short-term capital gains.

(2) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(3) The foreign tax credit represents dividends which qualify for the foreign tax credit and is as a percentage of "Ordinary Income Distributions".

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended October 31, 2002:

The Funds listed below designated the following amounts as long term capital gain dividends:

Schroder Ultra Fund .......................................     $9,011,065
Schroder U.S. Opportunities Fund ..........................      1,118,816
Schroder MidCap Value Fund ................................        257,830

The Schroder International Fund has designated $16,890 as foreign tax credit for Federal income tax purposes.

This credit will affect only those shareholders of the Fund who are holders on the dividend record date in December 2002. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

On December 12, 2002, the Funds made the following per share distribution to shareholders of record December 11, 2002:

                                                     NET INVESTMENT     SHORT TERM         LONG TERM
                                                         INCOME        CAPITAL GAIN      CAPITAL GAIN
                                                     --------------    ------------      ------------
Schroder International Fund .......................     $0.1788         $     --            $   --
Schroder Ultra Fund ...............................          --          23.4613            4.7917
Schroder U.S. Opportunities Fund ..................          --               --            0.3377
Schroder MidCap Value Fund ........................          --           0.1975            1.2263



================================================================================

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------


In the course of doing business with Schroders and the Schroders Mutual Funds, you share nonpublic personal and financial information with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary and unauthorized access to it.

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, information may come from applications, requests for forms or literature (such as name, address, account or tax identification number), and your transactions and account positions with us (such as types and amounts of investments and bank account information). On occasion, such information may come form those providing services to us from your own brokerage or other financial services firm. We do not sell your personal or financial information to any third parties.

We do not disclose your personal or financial information to non-affiliated third parties unless one of the following limited exceptions applies:

o We disclose personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, transfer agency, custodial, brokerage or proxy solicitation services for us.

o We may disclose personal or financial information, such as account and transaction data, to companies, which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

o We may disclose or report personal information in limited circumstances where we believe in good faith that disclosure is required or permitted under law, for example, to cooperate with regulators or law enforcement authorities, or for institutional risk control.

o We may disclose personal information if you request or authorize us to do so.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within Schroders, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We intent to observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify and inaccuracy in your personal information or need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

================================================================================

            INVESTMENT ADVISOR  Schroder Investment Management
                                North America Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

                      TRUSTEES  David N. Dinkins
                                Peter E. Guernsey
                                John I. Howell
                                Peter S. Knight
                                Catherine A. Mazza
                                William L. Means
                                Clarence F. Michalis
                                Hermann C. Schwab

                   DISTRIBUTOR  Schroder Fund Advisors Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

        TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
               SERVICING AGENT

                     CUSTODIAN  J.P. Morgan Chase & Co.

                       COUNSEL  Ropes & Gray

INDEPENDENT PUBLIC ACCOUNTANTS  PricewaterhouseCoopers LLP

                                The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.


                                SCHRODER CAPITAL FUNDS (DELAWARE)
                                SCHRODER SERIES TRUST
                                P.O. BOX 8507
                                BOSTON, MA 02266
                                (800) 464-3108

                                WS/SF1202AR




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